                                                                     Exhibit 4.1
                                                                     -----------





                               MASTER INDENTURE

                                    between

                 FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST

                                    Issuer,

                                      and

                             THE BANK OF NEW YORK

                               Indenture Trustee

                           Dated as of March 1, 2001

                RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                    ACT OF 1939 AND INDENTURE PROVISIONS/1/

          Trust Indenture
            Act Section                                       Indenture Section
          ---------------                                     -----------------
             310(a)(1)....................................          6.11
                (a)(2)....................................          6.11
                (a)(3)....................................          6.10
                (a)(4)....................................     Not Applicable
                (a)(5)....................................          6.11
                (b).......................................          6.8, 6.11
                (c).......................................     Not Applicable
             311(a).......................................          6.12
                (b).......................................          6.12
                (c).......................................     Not Applicable
             312(a).......................................          7.1, 7.2(a)
                (b).......................................          7.2(b)
                (c).......................................          7.2(c)
             313(a).......................................          7.4
                (b).......................................          7.4
                (c).......................................          7.3, 7.4
                (d).......................................          7.4
             314(a).......................................          3.9, 7.3(a)
                (b).......................................          3.6
                (c)(1)....................................          8.9, 12.1(a)
                (c)(2)....................................          8.9, 12.1(a)
                (c)(3)....................................          8.9, 12.1(a)
                (d)(1)....................................          8.9, 12.1(b)
                (d)(2)....................................     Not Applicable
                (d)(3)....................................     Not Applicable
                (e).......................................         12.1(a)
             315(a).......................................          6.1(b)
                (b).......................................          6.2
                (c).......................................          6.1(c)
                (d).......................................          6.1(d)
                (d)(1)....................................          6.1(d)
                (d)(2)....................................          6.1(d)
                (d)(3)....................................          6.1(d)
                (e).......................................          5.14
             316(a)(1)(A).................................          5.12
             316(a)(1)(B).................................          5.13
             316(a)(2)....................................     Not Applicable
             316(b).......................................          5.8
             317(a)(1)....................................          5.4
             317(a)(2)....................................          5.4(d)
             317(b).......................................          5.4(a)
             318(a).......................................         12.7

/1/ This reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.

          MASTER INDENTURE, dated as of March 1, 2001 (the "Indenture"), between
                                                            ---------
First Consumers Credit Card Master Note Trust, a trust organized under the laws of the State of Illinois (the "Issuer"), and The Bank of New York, a New York
                               ------
banking corporation, as indenture trustee (the "Indenture Trustee"). This
                                                -----------------
Indenture may be supplemented at any time and from time to time by an indenture supplement in accordance with Article X (an "Indenture Supplement," and together
                              ---------      ---------------------
with this Indenture and any amendments, the "Agreement"). If a conflict exists
                                             ---------
between the terms and provisions of this Indenture and any Indenture Supplement, the terms and provisions of the Indenture Supplement shall be controlling with respect to the related Series.

                             PRELIMINARY STATEMENT

          The Issuer has duly authorized the execution and delivery of this Indenture to provide for an issue of its asset backed notes as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders. The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

          Simultaneously with the delivery of this Indenture, the Issuer is entering into a Transfer and Servicing Agreement with First Consumers National Bank, a national banking association, as Seller and Servicer, pursuant to which
(a) the Seller will convey to the Issuer all of its right, title and interest in, to and under (i) the Collateral Certificate, which the Seller will have received from First Consumers Master Trust, and (ii) on and after the FCMT Termination Date, the Receivables arising in the Accounts from time to time and
(b) the Servicer will agree to service the Receivables and make collections thereon on behalf of the Noteholders.

                                GRANTING CLAUSE

          The Issuer hereby Grants to the Indenture Trustee, for the benefit of the Holders of the Notes and the Enhancement Providers, all of the Issuer's right, title and interest, whether now owned or hereafter acquired, in, to and under (a) the Collateral Certificate, (b) the Receivables, (c) Recoveries related to and all money, instruments, investment property and other property distributed or distributable in respect of (together with all earnings, dividends, distributions, income, issues, and profits relating to) the Receivables pursuant to the terms of the Transfer and Servicing Agreement, this Indenture and any Indenture Supplement; (d) the rights to receive certain amounts paid or payable as Interchange (if and to the extent provided for in any Indenture Supplement), (e) all rights to security for any Receivables (including rights to bank accounts or certificates of deposit pledged as collateral), (f) all Permitted Investments and all money, investment property, instruments and other property on deposit from time to time in, credited to or related to the Collection Account, the Series Accounts and the Excess Funding Account (including any subaccounts of any such account), and in all interest, dividends, earnings, income and other distributions from time to time received, receivable or otherwise distributed or distributable thereto or in respect thereof (including any accrued discount realized on liquidation of any investment purchased at a discount); (g) all rights, remedies, powers, privileges and claims of the Issuer under or with respect to any Series Enhancement and the Transfer and Servicing Agreement (whether arising pursuant to the terms of the Transfer and Servicing Agreement or otherwise available to the Issuer at law or in equity), including the rights of the Issuer to enforce the Transfer and Servicing Agreement, and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Transfer and Servicing Agreement to the same extent as the Issuer could but for the assignment and security interest granted to the Indenture Trustee for the benefit of the Noteholders; (h) all proceeds of any Credit Insurance policies relating to the Receivables; (i) all proceeds of any derivative contracts between the Issuer or FCNB and a counterparty, as described in any Indenture Supplement; (j) all money, accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, deposit accounts, certificates of deposit, letters of credit, and advices of credit consisting of, arising from or related to the foregoing; (k) all other property of the Issuer;
(l) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds, products, rents, receipts or profits of the conversion, voluntary or involuntary, into cash or other property, all cash and non-cash proceeds, and other property consisting of, arising from or relating to all or any part of any of the foregoing; and (m) any proceeds of the foregoing (collectively, the "Collateral").
                    ----------

                               LIMITED RECOURSE

          The obligation of the Issuer to make payments of principal, interest and other amounts in respect of the Notes is limited by recourse only to the Collateral.

                                   ARTICLE I

                                  DEFINITIONS

          Section  1.1.  Definitions.
                         -----------

          Capitalized terms used herein are defined in Annex A.
                                                       -------

          Section  1.2.  Other Definitional Provisions.
                         -----------------------------

          (a) All terms defined directly or by reference in this Indenture shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Indenture and all such certificates and other documents, unless the context otherwise requires: (i) accounting terms not otherwise defined in this Indenture, and accounting terms partly defined in this Indenture to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (ii) terms defined in Article 9 of the UCC as in effect in the State of Illinois and not otherwise defined in this Indenture are used as defined in that Article; (iii) any reference to each Rating Agency shall only apply to any specific rating agency if such rating agency is then rating any outstanding Series; (iv) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (v) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Indenture (or the certificate or other document in which they are used) as a whole and not to any particular provision of this Indenture (or such certificate or document); (vi) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to this Indenture (or the certificate or other document in which the reference is made), and references to any paragraph, Section, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (vii) the term "including" means "including without limitation"; (viii) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (ix) references to any Person include that Person's successors and assigns; and (x) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          (b) Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "indenture securities" means the Notes
           --------------------

          "indenture security holder" means a Noteholder
           -------------------------

          "indenture to be qualified" means this Indenture
           -------------------------

          "indenture  trustee" or  "institutional  trustee"  means the Indenture
           ------------------       ----------------------
Trustee

          "obligor" on the indenture  securities  means the Issuer and any other
           -------
obligor on the indenture securities

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meanings assigned to them by such definitions.

                                  ARTICLE II

                                   THE NOTES

     Section 2.1.   Form Generally. Any Series or Class of Notes, together with
                    --------------
the Indenture Trustee's certificate of authentication related thereto, may be issued in bearer form (the "Bearer Notes") with attached interest coupons and a
                            ------------
special coupon (collectively, the "Coupons") or in fully registered form (the
                                   -------
"Registered Notes") and shall be in substantially the form of an exhibit to the
 ----------------
related Indenture Supplement with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or such Indenture Supplement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. The terms of any Notes set forth in an exhibit to the related Indenture Supplement are part of the terms of this Indenture, as applicable.

     The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

     Each Note will be dated the Closing Date and each Definitive Note will be dated as of the date of its authentication.

     Section 2.2.   Denominations. Except as otherwise specified in the related
                    -------------
Indenture Supplement and the Notes, each class of Notes of each Series shall be issued in fully registered form in minimum amounts of $1,000 and in integral multiples of $1,000 in excess thereof (except that one Note of each Class may be issued in a different amount, so long as such amount exceeds the applicable minimum denomination for such Class), and shall be issued upon initial issuance as one or more Notes in an aggregate original principal amount equal to the applicable Collateral Amount for such Class or Series.

     Section  2.3.  Execution, Authentication and Delivery. Each Note shall be
                    --------------------------------------
executed by manual or facsimile signature on behalf of the Issuer by an Authorized Officer.

     Notes bearing the manual or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Issuer shall not be rendered invalid, notwithstanding the fact that such individual ceased to be so authorized prior to the authentication and delivery of such Notes or does not hold such office at the date of issuance of such Notes.

     At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication and delivery, and the Indenture Trustee shall authenticate at the written direction of the Issuer and deliver such Notes as provided in this Indenture or the related Indenture Supplement and not otherwise.

     No Note shall be entitled to any benefit under this Indenture or the applicable Indenture Supplement or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein or in the related Indenture Supplement executed by or on behalf of the Indenture Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     Section 2.4.   Authenticating Agent.
                    --------------------

     (a) The Indenture Trustee, at the expense of the Servicer, may appoint one or more authenticating agents with respect to the Notes which shall be authorized to act on behalf of the Indenture Trustee in authenticating the Notes in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Notes. Whenever reference is made in this Indenture to the authentication of Notes by the Indenture Trustee or the Indenture Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Indenture Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Indenture Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Issuer and the Servicer.

     (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any power or any further act on the part of the Indenture Trustee or such authenticating agent.

     (c) An authenticating agent may at any time resign by giving written notice of resignation to the Indenture Trustee, the Issuer and the Servicer. The Indenture Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Issuer and the Servicer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Indenture Trustee or the Issuer and the Servicer, the Indenture Trustee may promptly appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Issuer and the Servicer.

     (d) The Issuer agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this Section 2.4.
                                                         ------------

     (e)  The provisions of Sections 6.1 and 6.4 shall be applicable to any
                            ------------     ---
authenticating agent.

     (f)  Pursuant to an appointment made under this Section 2.4, the Notes may
                                                     -----------
have endorsed thereon, in lieu of or in addition to the Indenture Trustee's certificate of authentication, an alternative certificate of authentication in substantially the following form:

"This is one of the Notes described in the within-mentioned Agreement.

--------------------------

--------------------------

as Authenticating Agent
for the Indenture Trustee

By: __________________________

"Authorized Signatory"

     Section 2.5.   Registration of and Limitations on Transfer and Exchange of
                    -----------------------------------------------------------
Notes. The Issuer shall cause to be kept a register (the "Note Register") in
-----                                                     -------------
which the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the transfer agent and registrar (in such capacity, the "Transfer Agent and
                                                     ------------------
Registrar") for the purpose of registering Notes and transfers of Notes as
---------
herein provided. Upon any resignation of any Transfer Agent and Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Transfer Agent and Registrar.

     If a Person other than the Indenture Trustee is appointed by the Issuer as Transfer Agent and Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of a Transfer Agent and Registrar and of the location, and any change in the location, of the Transfer Agent and Registrar and Note Register. The Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to conclusively rely upon a certificate executed on behalf of the Transfer Agent and Registrar by an officer thereof as to the names and addresses of the Noteholders and the principal amounts and numbers of such Notes.

     Upon surrender for registration of transfer of any Note at the office or agency of the Transfer Agent and Registrar, to be maintained as provided in
Section 3.2, if the requirements of Section 8-401 of the UCC are met as
-----------
certified by the Administrator to the Indenture Trustee, the Issuer shall execute, and upon receipt of such surrendered Note the Indenture Trustee shall authenticate and deliver to the Noteholder, in the name of the designated transferee or transferees, one or more new Notes (of the same Series and Class) in any authorized denominations of like aggregate principal amount.

     At the option of a Noteholder, Notes may be exchanged for other Notes (of the same Series and Class) in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401 of the UCC are met as certified by the Administrator to the Indenture Trustee, the Issuer shall execute, and upon receipt of such surrendered Note the Indenture Trustee shall authenticate and deliver to the Noteholder, the Notes which the Noteholder making the exchange is entitled to receive.

     All Notes issued upon any registration of transfer or exchange of Notes shall evidence the same obligations, evidence the same debt, and be entitled to the same rights and privileges under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to the Indenture Trustee duly executed by, the Noteholder thereof or its attorney-in-fact duly authorized in writing, and by such other documents as the Indenture Trustee may reasonably require.

     Any Note held by the Seller at any time after the date of its initial issuance may be transferred or exchanged only upon the delivery to the Owner Trustee and the Indenture Trustee of a Tax Opinion dated as of the date of such transfer or exchange, as the case may be, with respect to such transfer or exchange.

     The registration of transfer of any Note shall be subject to the additional requirements, if any, set forth in the related Indenture Supplement.

     No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer and the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of such Notes.

     All Notes surrendered for registration of transfer and exchange shall be canceled by the Issuer and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either. The Indenture Trustee shall destroy the Global Note upon its exchange in full for Definitive Notes and shall deliver a certificate of destruction to the Seller. Such certificate shall also state that a certificate or certificates of each Foreign Clearing Agency referred to in the applicable Indenture Supplement was received with respect to each portion of the Global Note exchanged for Definitive Notes.

     The preceding provisions of this Section 2.5 notwithstanding, the Issuer
                                      -----------
shall not be required to make, and Transfer Agent and Registrar need not register, transfers or exchanges of Notes for a period of twenty (20) days preceding the due date for any payment with respect to the Note.

     If and so long as any Series of Notes are listed on the Luxembourg Stock Exchange and such exchange shall so require, the Issuer shall appoint a co-transfer agent and co-registrar in Luxembourg or another European city. Any reference in this Indenture to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context otherwise requires. The Indenture Trustee will enter into any appropriate agency agreement with any co-transfer agent and co-registrar not a party to this Indenture, which will implement the provisions of this Indenture that relate to such agent.

     Section 2.6.   Mutilated, Destroyed, Lost or Stolen Notes. If (a) any
                    ------------------------------------------
mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (b) in case of destruction, loss, or theft there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer, the Noteholders and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Transfer Agent and Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser (as defined in Section 8-303 of the UCC as in effect in the State of Illinois), the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of like tenor (including the same date of issuance) and principal amount, bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or
             --------  -------
stolen Note shall have become or within seven (7) days shall be due and payable, or shall have been selected or called for redemption, instead of issuing a replacement Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser (as defined in Section 8-303 of the UCC as in effect in the State of Illinois) of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

     Upon the issuance of any replacement Note under this Section 2.6, the
                                                          -----------
Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Transfer Agent and Registrar) connected therewith.

     Every replacement Note issued pursuant to this Section 2.6 in replacement
                                                    -----------
of any mutilated, destroyed, lost or stolen Note shall constitute complete and indefeasible evidence of an obligation of the Trust, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section 2.6 are exclusive and shall preclude (to the
                            -----------
extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 2.7. Persons Deemed Owners. Prior to due presentment for
                  ---------------------
registration of transfer of any Note, the Issuer, the Seller, the Indenture Trustee and any agent of the Issuer, the Seller or the Indenture Trustee shall treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving distributions pursuant to the terms of the applicable Indenture Supplement and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Issuer, the Seller, the Indenture Trustee nor any agent of the Issuer, the Seller or the Indenture Trustee shall be affected by any notice to the contrary.

     Section  2.8.  Appointment of Paying Agent.
                    ---------------------------

     (a) The Issuer reserves the right at any time to vary or terminate the appointment of a Paying Agent for the Notes, and to appoint additional or other Paying Agents, provided that it will at all times maintain the Indenture Trustee as a Paying Agent.

     If and so long as any Notes are listed on the Luxembourg Stock Exchange and such exchange shall so require, the Indenture Trustee will appoint a co-paying agent in Luxembourg or another European city. The Indenture Trustee will enter into any appropriate agency agreement with any co-paying agent not a party to this Indenture, which will implement the provisions of this Indenture that relate to such agent.

     Notice of all changes in the identity or specified office of a Paying Agent will be delivered promptly to the Noteholders by the Indenture Trustee.

     (b) The Indenture Trustee shall cause each Paying Agent (other itself) to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Noteholders in trust for the benefit of the Noteholders entitled thereto until such sums shall be paid to such Noteholders and shall agree, and if the Indenture Trustee is the Paying Agent it hereby agrees, that it shall comply with all requirements of the Code regarding the withholding by the Indenture Trustee of payments in respect of federal income taxes due from the Note Owners.

     Section  2.9.  Access to List of Noteholders' Names and Addresses.
                    --------------------------------------------------
     (a) The Issuer will furnish or cause to be furnished to the Indenture Trustee, the Servicer or the Paying Agent, within five (5) Business Days after receipt by the Issuer of a written request therefor from the Indenture Trustee, the Servicer or the Paying Agent, respectively, a list of the names and addresses of the Noteholders. Unless otherwise provided in the related Indenture Supplement, the Holders of not less than 10% of the principal balance of the Outstanding Notes of any Series (the "Applicants") may apply in writing to the
                                      ----------
Indenture Trustee, and if such application states that the Applicants desire to communicate with other Noteholders of any Series with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Indenture Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Noteholders held by the Indenture Trustee and shall give the Servicer notice that such request has been made, within five (5) Business Days after the receipt of such application. Such list shall be as of a date no more than forty-five (45) days prior to the date of receipt of such Applicants' request.

                  (b) Every Noteholder, by receiving and holding a Note, agrees that none of the Issuer, the Indenture Trustee, the Transfer Agent and Registrar and the Servicer or any of their respective agents and employees shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders hereunder, regardless of the sources from which such information was derived.

                  Section 2.10.  Cancellation. All Notes surrendered for
                                 ------------
         payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any lawful manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.10, except as
                                                ------------
         expressly permitted by this Indenture. All canceled Notes held by the Indenture Trustee shall be destroyed unless the Issuer shall direct by a timely order that they be returned to it.

                  Section  2.11. [Reserved]
                  -------------------------

                  Section  2.12. New Issuances.
                                 -------------

                  (a) Pursuant to one or more Indenture Supplements, the Seller may from time to time direct the Owner Trustee, on behalf of the Issuer, to issue one or more new Series of Notes (a "New Issuance").
                                                              ------------
         The Notes of all outstanding Series shall be equally and ratably entitled as provided herein to the benefits of this Indenture without preference, priority or distinction, all in accordance with the terms and provisions of this Indenture and the applicable Indenture Supplement except, with respect to any Series or Class, as provided in the related Indenture Supplement. Interest on and principal of the Notes of each outstanding Series shall be paid as specified in the Indenture Supplement relating to such outstanding Series.

                  (b) On or before the Closing Date relating to any new Series of Notes, the parties hereto will execute and deliver an Indenture Supplement which will specify the Principal Terms of such Series. The terms of such Indenture Supplement may modify or amend the terms of this Indenture solely as applied to such new Series. The obligation of the Owner Trustee to execute, on behalf of the Issuer, the Notes of any Series and of the Indenture Trustee to authenticate such Notes (other than any Series issued pursuant to an Indenture Supplement dated as of the date hereof) and to execute and deliver the related Indenture Supplement is subject to the satisfaction of the following conditions:

                           (i)    on or before the fifth Business Day
                  immediately preceding the Closing Date the Seller shall have given the Owner Trustee, the Indenture Trustee, the Servicer and each Rating Agency notice (unless such notice requirement is otherwise waived) of such issuance and the Closing Date;

                           (ii) the Seller shall have delivered to the Owner Trustee and the Indenture Trustee any related Indenture Supplement, in form satisfactory to the Owner Trustee and the Indenture Trustee, executed by each party hereto (other than the Indenture Trustee);

                           (iii) the Seller shall have delivered to the Owner Trustee and the Indenture Trustee any related Enhancement Agreement executed by the Seller and the Series Enhancer;

                           (iv) the Rating Agency Condition shall have been satisfied with respect to such issuance;

                           (v) such issuance will not result in any Adverse Effect and the Seller shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate, dated the Closing Date to the effect that the Seller reasonably believes that such issuance will not, based on the facts known to such officer at the time of such certification, have an Adverse Effect;

                           (vi) the Seller shall have delivered to the Owner Trustee and the Indenture Trustee (with a copy to each Rating Agency) (A) an Opinion of Counsel, dated the Closing Date with respect to such issuance, to the effect that, except as otherwise stated in the related Indenture Supplement, the Notes of the new Series will be characterized as debt for federal income tax purposes and (B) a Tax Opinion, dated the Closing Date with respect to such issuance; and

                           (vii) the Aggregate Principal Balance shall not be less than the Minimum Aggregate Principal Balance as of the Closing Date and after giving effect to such issuance.

                  (c) Upon satisfaction of the above conditions, pursuant to Section 2.3, the Owner Trustee, on behalf of the Issuer, shall
            -----------
         execute and the Indenture Trustee shall upon written direction of the Issuer authenticate and deliver the Notes of such Series as provided in this Indenture and the applicable Indenture Supplement.

                  (d) The Issuer may direct the Indenture Trustee in writing to deposit the net proceeds from any New Issuance in the Excess Funding Account. The Issuer may also specify that on any Transfer Date the proceeds from the sale of any new Series may be withdrawn from the Excess Funding Account and treated as Shared Principal Collections.

                  Section 2.13. Book-Entry Notes. Unless otherwise provided in
                                ----------------
         any related Indenture Supplement, the Notes, upon original issuance, shall be issued in the form of typewritten or printed Notes representing the Book-Entry Notes to be delivered to the depository specified in such Indenture Supplement which shall be the Clearing Agency or Foreign Clearing Agency, by or on behalf of such Series.

                  The Notes of each Series shall, unless otherwise provided in the related Indenture Supplement, initially be registered in the Note Register in the name of the nominee of the Clearing Agency or Foreign Clearing Agency for such Book-Entry Notes and shall be delivered to the Indenture Trustee or, pursuant to such Clearing Agency's or Foreign Clearing Agency's instructions held by the Indenture Trustee's agent as custodian for the Clearing Agency or Foreign Clearing Agency.

                  Unless and until Definitive Notes are issued under the limited circumstances described in Section 2.15, no Note Owner shall be
                                    ------------
         entitled to receive a Definitive Note representing such Note Owner's interest in such Note. Unless and until Definitive Notes have been issued to the Note Owners pursuant to Section 2.15:
                                               ------------

                  (a)    the provisions of this Section 2.13 shall be in full
                                                ------------
         force and effect with respect to each such Series;

                  (b) the Indenture Trustee shall be entitled to deal with the Clearing Agency or Foreign Clearing Agency and the Clearing Agency Participants for all purposes of this Indenture (including the payment of principal of and interest on the Notes of each such Series) as the authorized representatives of the Note Owners;

                  (c)    to the extent that the provisions of this Section 2.13
                                                                   ------------
         conflict with any other provisions of this Indenture, the provisions of this Section 2.13 shall control with respect to each such Series;
              ------------

                  (d) the rights of Note Owners of each such Series shall be exercised only through the Clearing Agency or Foreign Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency or Foreign Clearing Agency and/or the Clearing Agency Participants. Pursuant to the depository agreement applicable to a Series, unless and until Definitive Notes of such Series are issued pursuant to Section 2.15, the initial Clearing Agency shall make book-
                     ------------
         entry transfers
         among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Notes to such Clearing Agency Participants; and

                  (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of the Holders of Notes representing a specified percentage of the Outstanding Amount, the Clearing Agency or Foreign Clearing Agency shall be deemed to represent such percentage only to the extent that they have received instructions to such effect from the Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

                  Section 2.14. Notices to Clearing Agency or Foreign Clearing
                                ----------------------------------------------
         Agency. Whenever a notice or other communication to the Noteholders is
         ------
         required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.15, the Indenture
                                                     ------------
         Trustee shall give all such notices and communications specified herein to be given to Noteholders to the Clearing Agency or Foreign Clearing Agency, as applicable, and shall have no obligation to the Note Owners.

                  Section 2.15. Definitive Notes. If (i) (A) the Seller advises
                                ----------------
         the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as Clearing Agency with respect to the Book-Entry Notes of a given Series and (B) the Indenture Trustee or Issuer is unable to locate and reach an agreement on satisfactory terms with a qualified successor, (ii) the Seller, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency with respect to such Series or (iii) after the occurrence of a Servicer Default, Note Owners of Notes evidencing more than 50% of the principal balance of the Outstanding Notes (or such other percentage as specified in the related Indenture Supplement) of such Series advise the Indenture Trustee and the applicable Clearing Agency through the applicable Clearing Agency Participants in writing that the continuation of a book-entry system is no longer in the best interests of the Note Owners of such Series, the Clearing Agency shall notify all Note Owners of such Series of the occurrence of such event and of the availability of Definitive Notes to Note Owners of such Series requesting the same. Upon surrender to the Indenture Trustee of the Notes of such Series, accompanied by registration instructions from the applicable Clearing Agency, the Issuer shall execute and the Indenture Trustee shall authenticate Definitive Notes of such Series and shall recognize the registered holders of such Definitive Notes as Noteholders under this Indenture. Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of such instructions, and the Issuer and the Indenture Trustee may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of Definitive Notes of such Series, all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency or Foreign

         Clearing Agency shall be deemed to be imposed upon and performed by the Indenture Trustee, to the extent applicable with respect to such Definitive Notes, and the Indenture Trustee shall recognize the registered holders of the Definitive Notes of such Series as Noteholders of such Series hereunder. Definitive Notes will be transferable and exchangeable at the offices of the Transfer Agent and Registrar.

                  Section 2.16. Global Note. If specified in the related
                                -----------
         Indenture Supplement for any Series, Notes may be initially issued in the form of a single temporary Global Note (the "Global Note") in
                                                          -----------
         bearer form, without interest coupons, in the denomination of the initial principal amount and substantially in the form attached to the related Indenture Supplement. Unless otherwise specified in the related Indenture Supplement, the provisions of this Section 2.16 shall apply
                                                      ------------
         to such Global Note. The Global Note will be authenticated by the Indenture Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Notes. The Global Note may be exchanged in the manner described in the related Indenture Supplement for Registered Notes or Bearer Notes in definitive form. Except as otherwise specifically provided in the Indenture Supplement, any Notes that are issued in bearer form pursuant to this Indenture shall be issued in accordance with the requirements of Code section 163(f)(2).

                  Section 2.17. Meetings of Noteholders. To the extent provided
                                -----------------------
         by the Indenture Supplement for any Series issued in whole or in part in Bearer Notes, the Servicer or the Indenture Trustee may at any time call a meeting of the Noteholders of such Series, to be held at such time and at such place as the Servicer and the Indenture Trustee, as the case may be, shall determine, for the purpose of approving a modification or amendment to, or obtaining a waiver of, any covenant or condition set forth in this Indenture with respect to such Series or in the Notes of such Series, subject to Article X.
                                              ---------

                  Section 2.18. Uncertificated Classes. Notwithstanding anything
                                ----------------------
         to the contrary contained in this Article II or in Article XI, unless
                                           ----------       ----------
         otherwise specified in any Indenture Supplement, any provisions contained in this Article II and in Article XI relating to the
                           ----------        ----------
         registration, form, execution, authentication, delivery, presentation, cancellation and surrender of Notes shall not be applicable to any uncertificated Notes, provided, however, that, except as otherwise
                               --------  -------
         specifically provided in the Indenture Supplement, any such uncertificated Notes shall be issued in "registered form" within the meaning of Code section 163(f)(1).

                                  ARTICLE III

                    REPRESENTATIONS AND COVENANTS OF ISSUER

                  Section 3.1.  Payment of Principal and Interest.
                                ---------------------------------

                  (a) The Issuer will duly and punctually pay principal and interest in accordance with the terms of the Notes as specified in the relevant Indenture Supplement.

                  (b) The Noteholders of a Series as of the Record Date in respect of a Distribution Date shall be entitled to the interest accrued and payable and principal payable on such Distribution Date as specified in the related Indenture Supplement. All payment obligations under a Note are discharged to the extent such payments are made to the Noteholder of record.

                  Section 3.2. Maintenance of Office or Agency. The Issuer will
                               -------------------------------
         maintain an office or agency within the State of New York and such other locations as may be set forth in an Indenture Supplement where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee at its Corporate Trust Office to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee and the Noteholders of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee at its Corporate Trust Office as its agent to receive all such presentations, surrenders, notices and demands.

                  Section 3.3. Money for Note Payments to Be Held in Trust. As
                               -------------------------------------------
         specified in Section 8.3(a) and (b) herein and in the related Indenture
                      --------------     ---
         Supplement, all payments of amounts due and payable with respect to the Notes which are to be made from amounts withdrawn from the Collection Account and the Excess Funding Account shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Collection Account or the Excess Funding Account shall be paid over to or at the direction of the Issuer except as provided in this Section 3.3 and in the related Indenture Supplement.
                          -----------

                  The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such
                                                       -----------
         Paying Agent, in acting as Paying Agent, is an express agent of the Issuer and, further, that such Paying Agent will:

                           (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                           (ii) give a Trustee Officer of the Indenture Trustee written notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                           (iii) at any time during the continuance of any such
                  default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                           (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                           (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

                  Section 3.4.   Existence. The Issuer will keep in full effect
                                 ---------
         its existence, rights and franchises as a common law trust under the laws of the State of Illinois (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other related instrument or agreement.

                  Section 3.5. Protection of Collateral. The Issuer will from
                               ------------------------
         time to time prepare, or cause to be prepared, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (a) grant more effectively all or any portion of the Collateral as security for the Notes;

                  (b) maintain or preserve the lien (and the priority thereof) of this Indenture or to carry out more effectively the purposes hereof;

                  (c) perfect, publish notice of, or protect the validity of any Grant made or to be made under this Indenture;

                  (d)    enforce any of the Collateral; or

                  (e) preserve and defend title to the Collateral securing the Notes and the rights therein of the Indenture Trustee and the Noteholders secured thereby against the claims of all persons and parties.

                  The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section 3.5,
                                                                 -----------
         but the Indenture Trustee shall not have any obligation to take any such action unless instructed to do so by Noteholders in accordance with the terms hereof.

                  The Issuer shall pay or cause to be paid any taxes levied on all or any part of the Receivables securing the Notes.

                  Section 3.6. Opinions as to Collateral.
                               -------------------------

                  (a) On the Closing Date relating to any new Series of Notes, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel satisfactory to the Rating Agencies either stating that, in the opinion of such counsel, such action has been taken to perfect the lien and security interest of this Indenture, including with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are so necessary and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to maintain the perfection of such lien and security interest.

               (b) On or before May 30 in each calendar year, beginning in 2001, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel satisfactory to the Rating Agencies either stating that, in the opinion of such counsel, such action has been taken to perfect the lien and security interest of this Indenture, including with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is so necessary and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the perfection of the lien and security interest of this Indenture until May 30 in the following calendar year.

               Section 3.7. Performance of Obligations; Servicing of
                            ----------------------------------------
         Receivables.
         -----------

               (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Transfer and Servicing Agreement or such other instrument or agreement.

               (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Administrator to assist the Issuer in performing its duties under this Indenture.

               (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Transaction Documents and in the instruments and agreements relating to the Collateral, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Transfer and Servicing Agreement in accordance with and within the time periods provided for herein and therein.

               (d) If the Issuer shall have knowledge of the occurrence of a Servicer Default under the Transfer and Servicing Agreement, the Issuer shall cause the Indenture Trustee to promptly notify the Rating Agencies thereof, and shall cause the

         Indenture Trustee to specify in such notice the action, if any, being taken with respect to such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Transfer and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

               (e) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 7.1 of the Transfer and Servicing Agreement,
                            -----------
         the Servicer shall continue to perform all servicing functions under this Indenture until the date specified in the Termination Notice or until a date mutually agreed upon by the Servicer and the Indenture Trustee. As promptly as possible after the giving of a Termination Notice to the Servicer, the Indenture Trustee shall appoint a Successor Servicer, and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed and accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee in accordance with Section 7.2 of the
                                                            -----------
         Transfer and Servicing Agreement without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with Section 3.1(b) and Section 5.7 of the
                                     --------------     -----------
         Transfer and Servicing Agreement. Notwithstanding the foregoing, the Indenture Trustee shall, if it is legally unable so to act, petition at the expense of the Servicer a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Indenture Trustee shall give prompt notice to each Rating Agency and each Series Enhancer upon the appointment of a Successor Servicer. Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Indenture and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Indenture to the Servicer shall be deemed to refer to the Successor Servicer. In connection with any Termination Notice, the Indenture Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer for servicing compensation, subject to the limitations set forth in Section
                                                                         -------
         7.2 of the Transfer and Servicing Agreement. Notwithstanding anything
         ---
         else herein to the contrary, in no event shall the Indenture Trustee be liable for any servicing fee.

               (f) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee and satisfaction of the Rating Agency Condition, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Transfer and Servicing Agreement) or the Transaction Documents (except to the extent otherwise provided in the Transaction Documents), or waive timely performance or observance by the Servicer or the Seller under the Transfer and Servicing Agreement; and (ii) that any such amendment shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee and such Noteholders, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

               Section 3.8. Negative Covenants. So long as any Notes are
                            ------------------
         Outstanding, the Issuer will not:

               (a) sell, transfer, exchange, or otherwise dispose of any part of the Collateral unless directed to do so by the Indenture Trustee, except as expressly permitted by this Indenture and any Indenture Supplement, the Trust Agreement or the Transfer and Servicing Agreement;

               (b) claim any credit on, or make any deduction from, the principal and interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed upon any part of the Collateral;

               (c) incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness other than incurred under the Notes and this Indenture;

               (d) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any Lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest (other than with respect to a tax, mechanics, or similar lien) in the Collateral; or

               (e)  voluntarily dissolve or liquidate in whole or in part.

               Section 3.9.   Statements as to Compliance. The Issuer will
                              ---------------------------
         deliver to the Indenture Trustee and the Rating Agencies, within 120 days after the end of each fiscal year of the Issuer at the end of which any Notes are outstanding (commencing within 120 days after the end of the fiscal year 2001), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

                    (i) a review of the activities of the Issuer during the 12-month period ending at the end of such fiscal year and of performance under this Indenture has been made under such Authorized Officer's supervision, and

                    (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

               Section  3.10. Issuer May Consolidate, Etc., Only on Certain
                              ---------------------------------------------
         Terms.
         -----

               (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                              (1) the Person (if other than the Issuer) formed by or surviving such consolidation or merger (the "Surviving
                                                                       ---------
                    Person") (i) is organized and existing under the laws of the
                    ------
                    United States of America or any state or the District of Columbia, (ii) is not subject to regulation as an "investment company" under the Investment Company Act and
                    (iii) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in a form satisfactory to the Indenture Trustee, the obligation to make due and punctual payment of the principal of and interest on all Notes and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed;

                              (2)  immediately after giving effect to such
                    transaction, no Event of Default or Pay Out Event shall have occurred and be continuing;

                              (3)  the Issuer shall have delivered to the
                    Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that (i) such consolidation or merger and such supplemental indenture comply with this Section 3.10, (ii) all conditions precedent
                                     ------------
                    provided for in this Section 3.10 relating to such
                                         ------------
                    transaction have been complied with (including any filing required by the Exchange Act), and (iii) such supplemental indenture is duly authorized, executed and delivered and is valid, binding and enforceable against the Surviving Person;

                         (4) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                         (5) the Issuer shall have received a Tax Opinion with respect to such consolidation or merger; and

                         (6) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken.

               For the avoidance of doubt, this Section 3.10 shall not apply to
                                                ------------
         the transfer of the Receivables and other assets to the Issuer on the FCMT Termination Date.

               (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Collateral, substantially as an entirety to any Person, unless:

                         (1) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted (the "Acquiring
                                                                 ---------
                    Person") (A) is a United States citizen or a Person
                    ------
                    organized and existing under the laws of the United States of America or any state, or the District of Columbia, (B) is not subject to regulation as an "investment company" under the Investment Company Act, (C) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the obligation to make due and punctual payments of the principal of and interest on all Notes and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed, (D) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (E) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (F) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                        (2)  immediately after giving effect to such
               transaction, no Event of Default or Pay Out Event shall have occurred and be continuing;

                        (3) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                        (4) the Issuer shall have received a Tax Opinion with respect to such transaction;

                        (5) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                        (6) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that (i) such conveyance or transfer and such supplemental indenture comply with this Section 3.10, (ii) all
                                                       ------------
               conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act), and (iii) such supplemental indenture is duly authorized, executed and delivered and is valid, binding and enforceable against the Acquiring Person.

          Section 3.11. Successor Substituted. Upon any consolidation or merger,
                        ---------------------
     or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 3.10, the Surviving
                                                     ------------
     Person or the Acquiring Person, as the case may be, shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Person named as the Issuer in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Section 3.11 shall be released from its obligations under this
             ------------
     Indenture as issued immediately upon the effectiveness of such conveyance or transfer, provided that the Issuer shall not be released from any obligations or liabilities to the Indenture Trustee or the Noteholders arising prior to such effectiveness.

          Section 3.12. No Other Business. The Issuer shall not engage in any
                        -----------------
     business other than (i) purchasing, owning and managing the Trust Assets and the proceeds thereof in the manner contemplated by this Indenture and the other

         Transaction Documents, (ii) issuing and making payments in respect of the Notes and (iii) all activities related thereto.

               Section 3.13. [Reserved].

               Section 3.14. Servicer's Obligations. The Issuer shall cause the
                             ----------------------
         Servicer to comply with all of its obligations under the Transaction Documents.

               Section 3.15. Investments. Except as contemplated by this
                             -----------
         Indenture or the Transfer and Servicing Agreement, the Issuer shall not own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

               Section 3.16. Capital Expenditures. The Issuer shall not make any
                             --------------------
         expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

               Section 3.17. Removal of Administrator. So long as any Notes are
                             ------------------------
         outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

               Section 3.18. Restricted Payments. The Issuer shall not, directly
                             -------------------
         or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided,
                                                               --------
         however, that the Issuer may make, or cause to be made, (x)
         -------
         distributions as contemplated by, and to the extent funds are available for such purpose under, the Transaction Documents and (y) payments to the Indenture Trustee pursuant to Section 6.7. The Issuer will not,
                                           -----------
         directly or indirectly, make payments to or distributions from the Collection Account except in accordance with the Transaction Documents.

               Section 3.19. Notice of Events of Default. The Issuer agrees to
                             ---------------------------
         give a Trustee Officer of the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and written notice of each default on the part of the Servicer or the Seller of its obligations under the Transfer and Servicing Agreement, immediately after obtaining knowledge thereof.

               Section 3.20. Further Instruments and Acts. Upon request of the
                             ----------------------------
         Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE

               Section 4.1. Satisfaction and Discharge of this Indenture. This
                            --------------------------------------------
         Indenture shall cease to be of further effect with respect to the Notes except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) the rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.3, 3.7, 3.8, 3.11, 3.12 and 12.16, (e)
                               ------------  ---  ---  ----  ----     -----
         the rights and immunities of the Indenture Trustee hereunder, including the rights of the Indenture Trustee under Section 6.7, and the
                                                   -----------
         obligations of the Indenture Trustee under Section 4.2, and (f) the
                                                    -----------
         rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee and payable to all or any of them, and the Indenture Trustee, on written demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes when:

                    (i)     either
                                    (A)  all Notes theretofore authenticated and
                            delivered (other than (1) Notes which have been destroyed, lost or stolen and which have been replaced, or paid as provided in Section 2.6, and
                                                             -----------
                            (2) Notes for whose full payment money has
                            theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to
                                           -----------
                            the Indenture Trustee for cancellation; or

                                    (B)  all Notes not theretofore delivered to
                            the Indenture Trustee for cancellation:

                            (1)     have become due and payable;

                            (2) will become due and payable at the Series Termination Date for such Class or Series of Notes; or

                            (3) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer;

                            (4) and the Issuer, in the case of (1), (2) or (3) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due at the Series Termination Date for such Class or Series of Notes or the Redemption Date (if Notes shall have been called for redemption pursuant to the related Indenture Supplement), as the case may be;

                    (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                    (iii) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 12.1(a) and each stating that
                                          ---------------
               all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

               Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Indenture Trustee under Section
                                                                      -------
         6.7 and of the Indenture Trustee to the Noteholders under Section 4.2
         ---                                                       -----------
         shall survive.

               Section 4.2. Application of Issuer Money. All monies deposited
                            ---------------------------
         with the Indenture Trustee pursuant to Section 4.1 shall be held in
                                                -----------
         trust and applied by it, in accordance with the provisions of the Notes, this Indenture and the applicable Indenture Supplement, to make payments, either directly or through any Paying Agent to the Noteholders and for the payment in respect of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Transfer and Servicing Agreement or required by law.

                                   ARTICLE V

                     PAY OUT EVENTS, DEFAULTS AND REMEDIES

               Section 5.1. Pay Out Events. If any one of the following events
                            --------------
         (each, a "Trust Pay Out Event") shall occur:
                   -------------------

               (a) the occurrence of an Insolvency Event relating to the Seller;

               (b)  a Transfer Restriction Event shall occur; or

               (c) the Issuer shall become subject to regulation by the Commission as an "investment company" within the meaning of the Investment Company Act;

         then a Pay Out Event with respect to all Series of Notes shall occur without any notice or other action on the part of the Indenture Trustee or the Noteholders immediately upon the occurrence of such event.

               Upon the occurrence of a Pay Out Event, payment on the Notes of each Series will be made in accordance with the terms of the related Indenture Supplement.

               Section 5.2. Events of Default. "Event of Default," wherever used
                            -----------------   ----------------
         herein, means with respect to any Series any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (a) default in the payment of the principal of any Note of that Series, if and to the extent not previously paid, when the same becomes due and payable on its Series Termination Date; or

               (b) default in the payment of any interest on any Note of that Series when the same becomes due and payable, and such default shall continue for a period of thirty-five (35) days; or

               (c) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, conservator, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Issuer or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

               (d) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment of or the taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator or similar official of the Issuer, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay, or the admission in writing by the Issuer of its inability to pay, its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing; or

               (e) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture made in respect of the Notes of such Series (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section 5.2
                                                                     -----------
         specifically dealt with) (all of such covenants and agreements in the Indenture which are not expressly stated to be for the benefit of a particular Series being deemed to be in respect of the Notes of all Series for this purpose) and such default shall continue or not be cured for a period of sixty (60) days after there shall have been given, by registered or certified mail, return receipt requested to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of Notes representing at least 25% of the principal balance of the Outstanding Notes of such Series, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder and, as a
                                        -----------------
         result of such default, the interests of the Holders of the Notes are materially and adversely affected and continue to be materially and adversely affected during the 60-day period; or

               (f) any additional events specified in the Indenture Supplement related to such Series.

               The Issuer shall deliver to a Trustee Officer of the Indenture Trustee, within five (5) days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

               Section 5.3. Acceleration of Maturity; Rescission and Annulment.
                            --------------------------------------------------
         If an Event of Default described in paragraph (a), (b) or (e) of
                                             -------------  ---    ---
         Section 5.2 should occur and be continuing with respect to a Series,
         -----------
         then and in every such case the Indenture Trustee or the Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of such Series may declare all the Notes of such Series to be immediately due and payable, by a notice in writing to the Issuer (and to a Trustee Officer of the Indenture Trustee if declared by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

               If an Event of Default described in paragraph (c) or (d) of
                                                   -------------    ---
         Section 5.2 should occur and be continuing, then the unpaid principal
         -----------
         of the Notes, together with
         accrued and unpaid interest thereon through the date of acceleration, shall automatically become due and payable.

               At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Holders of Notes representing more than 50% of
                 ---------
         the principal balance of the Outstanding Notes of such Series, by written notice to the Issuer, a Trustee Officer of the Indenture Trustee and the Rating Agencies, may rescind and annul such declaration and its consequences; provided, that:
                               --------  ----

               (a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                    (i) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                    (ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

               (b) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.
                                                  ------------

               No such rescission shall affect any subsequent default or impair any right consequent thereto.

               Section  5.4. Collection of Indebtedness and Suits for
                             ----------------------------------------
         Enforcement by Indenture Trustee.
         --------------------------------

               (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of thirty-five (35) days following the date on which such interest became due and payable, or (ii) default is made in the payment of principal of any Note, if and to the extent not previously paid, when the same becomes due and payable on the Series Termination Date, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes of the affected Series, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, interest upon overdue installments of interest, as specified in the related Indenture Supplement, and in addition thereto will pay such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

                  (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

                  (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.5, in
                                                                 -----------
         its discretion, proceed to protect and enforce its rights and the rights of the Noteholders of the affected Series, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

                  (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes of the affected Series, or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or in case a receiver, conservator, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator, custodian or other similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes of such Series, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this
         Section 5.4, shall be entitled and empowered, by intervention in such
         -----------
         Proceedings or otherwise:

                      (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes of such Series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or willful misconduct) and of the Noteholders of such Series allowed in such Proceedings;

                      (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes of such Series in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                      (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders of such Series and of the Indenture Trustee on their behalf; and

                      (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes of such Series allowed in any judicial Proceedings relative to the Issuer, its creditors and its property;

         and any trustee, receiver, conservator, liquidator, custodian, assignee, sequestrator or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or willful misconduct.

                  (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                  (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the benefit of the Holders of the Notes of the affected Series as provided herein.

                  (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes of the affected Series, and it shall not be necessary to make any such Noteholder a party to any such Proceedings.

                  Section 5.5. Remedies; Priorities.
                               --------------------

                  (a) If an Event of Default shall have occurred and be continuing with respect to any Series, and the Notes of such Series have been accelerated pursuant to Section 5.3, the Indenture Trustee
                                           -----------
         may do one or more of the following (subject to Sections 5.6 and
                                                         ------------
         12.16):
         -----

                      (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes of the affected Series or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

                      (ii) take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes of the affected Series;

                      (iii) cause the Issuer to sell Principal Receivables (or interests therein) in an amount equal to the Collateral Amount of the accelerated Series and the related Finance Charge Receivables in accordance with Section 5.16;
                                                 ------------

         provided, however, that the Indenture Trustee may not exercise the
         --------  -------
         remedy described in subparagraph (iii) above unless (A) (1) the Holders of Notes representing 100% of the principal balance of the Outstanding Notes of the affected Series consent in writing thereto, (2) the Indenture Trustee determines that any proceeds of such exercise distributable to the Noteholders of the affected Series are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest and is directed to exercise this remedy by Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of such Series, or (3) the Indenture Trustee determines that the Collateral may not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Holders of Notes representing at least

         66-2/3% of the principal balance of the Outstanding Notes of each Class of such Series and (B) the Indenture Trustee has obtained an Opinion of Counsel to the effect that the exercise of such remedy complies with applicable federal and state securities laws. In determining such sufficiency or insufficiency with respect to clauses (A)(2) and (A)(3), the Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

                  The remedies provided in this Section 5.5(a) are the exclusive
                                                --------------
         remedies provided to the Noteholders with respect to the Collateral and each of the Noteholders (by their acceptance of their respective interests in the Notes) or the Indenture Trustee hereby expressly waive any other remedy that might have been available under the applicable UCC.

                  (b) If the Indenture Trustee collects any money or property pursuant to this Article V following the acceleration of the Notes of the affected Series pursuant to Section 5.3 (so long as such a declaration shall not have been rescinded or annulled), it shall pay out the money or property in the following order:

                  FIRST: to the Indenture Trustee for amounts due pursuant to
                         Section 6.7; and
                         -----------

                  SECOND: unless otherwise specified in the related Indenture Supplement, to the Servicer for distribution in accordance with Article IV of the related Indenture Supplement with such amounts being deemed to be Principal Collections and Finance Charge Collections in the same proportion as (x) the outstanding principal balance of the Notes bears to (y) the sum of the accrued and unpaid interest on the Notes and other fees and expenses payable in connection therewith under the applicable Indenture Supplement, including the amounts payable under any Enhancements with respect to such Series.

                  (c) The Indenture Trustee may, upon notification to the Issuer, fix a record date and payment date for any payment to Noteholders of the affected Series pursuant to this Section 5.5. At
                                                             -----------
         least fifteen (15) days before such record date, the Indenture Trustee shall mail or send by facsimile, at the expense of the Servicer, to each such Noteholder a notice that states the record date, the payment date and the amount to be paid.

                  Section 5.6. Optional Preservation of the Collateral. If the
                               ---------------------------------------
         Notes of any Series have been declared to be due and payable under
         Section 5.3 following an Event of Default and such declaration and its
         -----------
         consequences have not been rescinded and annulled, and the Indenture Trustee has not received directions from the Noteholders pursuant to
         Section 5.12, the Indenture Trustee may, but need not, elect to
         ------------
         maintain possession of the portion of the Collateral which secures such Notes and apply proceeds of the Collateral to make payments on such Notes to the extent such proceeds are available therefor. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Assets for such purpose.

                  Section 5.7. Limitation on Suits. No Noteholder shall have any
                               -------------------
         right to institute any proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) the Holders of Notes representing not less than 25% of the principal balance of the Outstanding Notes of each affected Series have made written request to the Indenture Trustee to institute such proceeding in its own name as indenture trustee;

                  (b) such Noteholder or Noteholders has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (c) such Noteholder or Noteholders has offered to the Indenture Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Indenture Trustee for sixty (60) days after its receipt of such request and offer of indemnity has failed to institute any such Proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of such Series;

         it being understood and intended that no one or more Noteholders of the affected Series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other

         Noteholders of such Series or to obtain or to seek to obtain priority or preference over any other Noteholders of such Series or to enforce any right under this Indenture, except in the manner herein provided.

                  In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two (2) or more groups of Noteholders of such affected Series, each representing no more than 50% of the principal balance of the Outstanding Notes of such Series, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

                  Section 5.8. Unconditional Rights of Noteholders to Receive
                               ----------------------------------------------
         Principal and Interest. Notwithstanding any other provision in this
         ----------------------
         Indenture, each Noteholder shall have the right which is absolute and unconditional to receive payment of the principal of and interest in respect of such Note as such principal and interest becomes due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

                  Section 5.9. Restoration of Rights and Remedies. If the
                               ----------------------------------
         Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned, or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

                  Section 5.10. Rights and Remedies Cumulative. No right,
                                ------------------------------
         remedy, power or privilege herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right, remedy, power or privilege, and every right, remedy, power or privilege shall, to the extent permitted by law, be cumulative and in addition to every other right, remedy, power or privilege given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or exercise of any right or remedy shall not preclude any other further assertion or the exercise of any other appropriate right or remedy.

                  Section 5.11. Delay or Omission Not Waiver. No failure to
                                ----------------------------
         exercise and no delay in exercising, on the part of the Indenture Trustee or of any Noteholder or other Person, any right or remedy occurring hereunder upon any Event of Default shall impair any such right or remedy or constitute a waiver thereof of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders
              ---------
         may be exercised from time
         to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

                  Section 5.12. Rights of Noteholders to Direct Indenture
                                -----------------------------------------
         Trustee. The Holders of Notes representing more than 50% of the
         -------
         principal balance of the Outstanding Notes of any affected Series shall have the right to direct in writing the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to such Series or exercising any trust or power conferred on the Indenture Trustee with respect to such Series; provided, however, that subject to Section 6.1:
         --------  -------                  -----------

                  (a) the Indenture Trustee shall have the right to decline any such direction if the Indenture Trustee, after being advised by counsel, determines that the action so directed is in conflict with any rule of law or with this Indenture, and

                  (b) the Indenture Trustee shall have the right to decline any such direction if the Indenture Trustee in good faith shall, by a Trustee Officer of the Indenture Trustee, determine that the Proceedings so directed would be illegal or involve the Indenture Trustee in personal liability or be unjustly prejudicial to the Noteholders not parties to such direction.

                  Section 5.13. Waiver of Past Defaults. Prior to the
                                -----------------------
         declaration of the acceleration of the maturity of the Notes of the affected Series as provided in Section 5.3, Holders of Notes
                                        -----------
         representing more than 50% of the principal balance of the Outstanding Notes of such Series (or with respect to any such Series with two or more Classes, of each Class), may, on behalf of all such Noteholders, waive in writing any past default, with written notice to the Indenture Trustee, with respect to such Notes and its consequences, except a default:

                  (a) in the payment of the principal or interest in respect of any Note of such Series, or

                  (b) in respect of a covenant or provision hereof that under
         Section 10.2 cannot be modified or amended without the consent of the
         ------------
         Noteholder of each Outstanding Note affected.

                  Upon any such written waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  Section 5.14. Undertaking for Costs. All parties to this
                                ---------------------
         Indenture agree, and each Noteholder by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant (other than the Indenture Trustee) in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this
         Section 5.14 shall not apply to any suit instituted by the Indenture
         ------------
         Trustee, to any suit instituted by any Noteholder, or group of Noteholders (in compliance with Section 5.8), holding Notes
                                         -----------
         representing more than 10% of the principal balance of the Outstanding Notes of the affected Series, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal or interest in respect of any Note on or after the Distribution Date on which any of such amounts was due (or, in the case of redemption, on or after the applicable Redemption Date).

                  Section 5.15. Waiver of Stay or Extension Laws. The Issuer
                                --------------------------------
         covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may adversely affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  Section  5.16. Sale of Receivables.
                                 --------------------

                  (a) The method, manner, time, place and terms of any sale of
         Receivables pursuant to Section 5.5(a)(iii) shall be commercially
                                 -------------------
         reasonable. The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any sale.

                  (b) The Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer in connection with any sale of Receivables pursuant to Section 5.5(a)(iii). No purchaser or transferee
                                 -------------------
         at any such sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

                  (c) In its exercise of the foreclosure remedy pursuant to
         Section 5.5(a)(iii), the Indenture Trustee shall solicit bids for the
         -------------------
         sale of Principal Receivables in any amount equal to the Collateral Amount of the affected Series of

         Notes at the time of sale and the related Finance Charge Receivables (or interests therein). The Seller or any of its affiliates shall be entitled to participate in, and to receive from the Indenture Trustee a copy of each other bid submitted in connection with, such bidding process; provided that (i) at least one participant other than the
                  --------
         Seller and any of its affiliates must submit a bona fide offer, and
         (ii) the Seller and any of its affiliates are prohibited from bidding an amount which exceeds fair value for the transferred assets. The Indenture Trustee shall sell such Receivables (or interests therein) to the bidder with the highest cash purchase offer. The proceeds of any such sale shall be applied as specified in the applicable Indenture Supplement.

                  Section 5.17. Action on Notes. The Indenture Trustee's right
                                ---------------
         to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking or obtaining of or application for any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied as specified in the applicable Indenture Supplement.

                                  ARTICLE VI

                             THE INDENTURE TRUSTEE

                  Section  6.1. Duties of the Indenture Trustee.
                                -------------------------------

                  (a) If an Event of Default has occurred and is continuing and a Trustee Officer shall have actual knowledge or written notice of such Event of Default, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) Except during the continuance of an Event of Default:

                      (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                      (ii) in the absence of bad faith or negligence on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, the
                                                  --------  -------
                  Indenture Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee which are specifically required to be furnished pursuant to any provision of this Indenture or any Indenture Supplement, shall examine them to determine whether they substantially conform to the requirements of this Indenture or any Indenture Supplement.

                  (c) If a Pay Out Event has occurred and is continuing and a Trustee Officer shall have actual knowledge or written notice of such Pay Out Event, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (d) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                      (i)    this Section  6.1(d) shall not be construed to
                                  ---------------
                      limit the effect of Section 6.1(a);
                                          --------------

                      (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Trustee Officer, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                      (iii) the Indenture Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the Indenture and/or the direction of the Holders of Notes or for exercising any trust or power conferred upon the Indenture Trustee, under this Indenture. The Indenture Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Servicer, the Seller or the Trust in compliance with the terms of this Indenture or any Indenture Supplement.

                  (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

                  (f) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to this Section 6.1.
                                                     -----------

                  (g) Except as expressly provided in this Indenture, the Indenture Trustee shall have no power to vary the Collateral, including by (i) accepting any substitute payment obligation for a Receivable initially transferred to the Trust under the Transfer and Servicing Agreement, (ii) adding any other investment, obligation or security to the Trust or (iii) withdrawing from the Issuer any Receivable (except as otherwise provided in the Transfer and Servicing Agreement).

                  (h) The Indenture Trustee shall have no responsibility or liability for investment losses on Permitted Investments (other than Permitted Investments on which the institution acting as Indenture Trustee is an obligor). The Indenture Trustee shall have no obligation to invest and reinvest any cash held in the absence of timely and specific written investment direction from the Issuer. In no event shall the Indenture Trustee be liable for the selection of investments or for investment losses incurred thereon. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Issuer to provide timely written investment direction.

                  (i) The Indenture Trustee shall notify each Rating Agency (i) of any change in any rating of the Notes by any other Rating Agency of which a Trustee Officer of the Indenture Trustee has actual knowledge, and (ii) immediately of the occurrence of any Event of Default or Pay Out Event of which a Trustee Officer of the Indenture Trustee has actual knowledge of or has actual notice from the Servicer of potential Pay Out Events or Events of Default.

                  (j) For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Event of Default, Pay Out Event or Servicer Default unless a Trustee Officer assigned to and working in the Corporate Trust Office of the Indenture Trustee has actual knowledge thereof or has received written notice thereof. For purposes of determining the Indenture Trustee's responsibility and liability hereunder, any reference to an Event of Default, Pay Out Event or Servicer Default shall be construed to refer only to such event of which the Indenture Trustee is deemed to have notice as described in this Section 6.1(j).
                                     --------------
                  Section 6.2. Notice of Pay Out Event or Event of Default. Upon
                               -------------------------------------------
         the occurrence of any Pay Out Event or Event of Default of which a Trustee Officer has actual knowledge or has received written notice thereof, the Indenture Trustee shall transmit by mail to all Noteholders as their names and addresses appear on the Note Register and the Rating Agencies, notice of such Pay Out Event or Event of Default hereunder known to the Indenture Trustee within thirty (30) days after it occurs or within ten (10) Business Days after it receives such notice or obtains actual notice, if later.

                  Section 6.3. Rights of Indenture Trustee. Except as otherwise
                               ---------------------------
         provided in Section 6.1:
                     -----------

                  (a) the Indenture Trustee may conclusively rely and shall fully be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer's Certificate of the Issuer. The Issuer shall provide a copy of such Officer's Certificate to the Noteholders at or prior to the time the Indenture Trustee receives such Officer's Certificate;

                  (c) as a condition to the taking, suffering or omitting of any action by it hereunder, the Indenture Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in-good faith and in reliance thereon;

                  (d) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to honor the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (e) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Indenture Trustee at the written direction of one or more of the Noteholders and at the expense of the Noteholders, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer and the Servicer, personally or by agent or attorney;

                  (f) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Indenture Trustee shall not be responsible for any (i) misconduct or negligence on the part of any agent, attorney, custodians or nominees appointed with due care by it hereunder or (ii) the supervision of such agents, attorneys, custodians or nominees after such appointment with due care;

                  (g) the Indenture Trustee shall not be liable for any actions taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights conferred upon the Indenture Trustee by this Indenture; and

                  (h) in the event that the Indenture Trustee is also acting as Paying Agent and Transfer Agent and Registrar and Successor Servicer, if it becomes Successor Servicer pursuant to Section 7.2 of the Transfer and Servicing Agreement, the rights and protections afforded to the Indenture Trustee pursuant to this Article VI shall also be
                                                   ----------
         afforded to such Paying Agent and Transfer Agent and Registrar and Successor Servicer, if it becomes Successor Servicer pursuant to
         Section 7.2 of the Transfer and Servicing Agreement.

                  Section 6.4. Not Responsible for Recitals or Issuance of
                               -------------------------------------------
         Notes. The recitals contained herein and in the Notes, except the
         -----
         certificate of authentication of the Indenture Trustee, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. Neither the Indenture Trustee nor any of its agents makes any representation as to the validity or sufficiency of the Agreement, the Notes, or any related document. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the proceeds from the Notes.

                  Section 6.5. Restrictions on Holding Notes. The Indenture
                               -----------------------------
         Trustee shall not in its individual capacity, but may in a fiduciary capacity, become the owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, Paying Agent, Transfer Agent and Registrar or such other agent. Any Paying Agent, Transfer Agent and Registrar that is not also the Indenture Trustee or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, Paying Agent, Transfer Agent and Registrar or such other agent.

                  Section 6.6. Money Held in Trust. Money held by the Indenture
                               -------------------
         Trustee in trust hereunder need not be segregated from other funds held by the Indenture Trustee in trust hereunder except to the extent required herein or required by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon in writing by the Indenture Trustee and the Issuer.

                  Section 6.7. Compensation, Reimbursement and Indemnification.
                               -----------------------------------------------
         The Servicer shall pay to the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee and the Authenticating Agent under this Agreement (which compensation shall not be limited by any law on compensation of a trustee of an express trust). The Servicer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall direct the Servicer to indemnify, defend and hold harmless, and the Servicer shall indemnify the Indenture Trustee and its officers, directors, employees and agents against any and all loss, liability, expense, damage or claim (including the fees of either in-house counsel or outside counsel) incurred by it in connection with the administration of this trust and the performance of its duties hereunder and under any other Transaction Document, including any claim arising from any failure by Issuer or Seller to pay when due any sales, excise, transfer or personal taxes relating to the Receivables. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer or the Servicer of its obligations hereunder unless such loss, liability or expense could have been avoided with such prompt notification and then only to the extent of such loss, expense or liability which could have been so avoided. The Servicer shall defend any claim against the Indenture Trustee, the Indenture Trustee may have separate counsel and, if it does, the Servicer shall pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct or negligence.

                  The Servicer's payment obligations to the Indenture Trustee pursuant to this Section 6.7 shall survive the discharge of this
                          -----------
         Indenture or earlier resignation or removal of the Indenture Trustee. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.2(c) or 5.2(d) with respect to the
                              --------------    ------
         Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

                  To secure the Servicer's and Issuer's payment obligations in this Section 6.7, the Indenture Trustee shall have a lien prior to the
              -----------
         Notes on all money or property held or collected by the Indenture Trustee, in its capacity as Indenture Trustee, except money or property held in trust to pay principal of, or interest on, the Notes.

                  Section 6.8. Replacement of Indenture Trustee. No resignation
                               --------------------------------
         or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section
                                                                         -------
         6.8. The Indenture Trustee may resign at any time by giving thirty (30)
         ---
         days written notice to the Issuer and the Rating Agencies. The Holders of Notes representing more than 66 2/3% of the Outstanding Amount may remove the Indenture Trustee by so notifying the Indenture Trustee in writing and may appoint a successor Indenture Trustee. The Administrator shall remove the Indenture Trustee upon written notice if:

                           (i)   the Indenture Trustee fails to comply with
                  Section 6.11;
                  ------------

                           (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

                           (iii) a receiver of the Indenture Trustee or of its
                  property shall be appointed, or any public officer takes charge of the Indenture Trustee or its property or its affairs for the purpose of rehabilitation, conservation or liquidation; or

                           (iv) the Indenture Trustee otherwise becomes legally unable to act.

         If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Administrator shall promptly appoint a successor Indenture Trustee.

                  A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Servicer and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee, subject to the payment of any an all amounts then due and owing to the Indenture Trustee.

                  If a successor Indenture Trustee does not take office within sixty (60) days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of Notes representing more than 50% of the Outstanding Amount may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  If the Indenture Trustee fails to comply with Section 6.11,
                                                                ------------
         any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                  Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.8, the Issuer's obligations under Section
                          -----------                                 -------
         6.7 shall continue for the benefit of the retiring Indenture Trustee.
         ---

                  The Administrator shall notify the Rating Agencies of any replacement of the Indenture Trustee pursuant to this Section 6.8.
                                                               -----------

                  Section 6.9. Successor Indenture Trustee by Merger. If the
                               -------------------------------------
         Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided that such corporation or banking association shall be otherwise qualified and eligible under
         Section 6.11. The Indenture Trustee shall provide the Rating Agencies
         ------------
         prior written notice of any such transaction.

                  In case at the time such successor or successors by merger, conversion, consolidation or transfer to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

                  Section  6.10. Appointment of Co-Indenture Trustee or Separate
                                 -----------------------------------------------
         Indenture Trustee.
         -----------------

                  (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations,
                            ------------
         rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders
                                      ------------
         of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.
                        -----------

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                      (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                      (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder;

                      (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

                      (iv) the Indenture Trustee shall not be liable for any act or failure to act on the part of any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this
         Article VI. Each separate trustee and co-trustee, upon its acceptance
         ----------
         of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

                  (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 6.11. Eligibility; Disqualification. The Indenture
                                -----------------------------
         Trustee shall at all times satisfy the requirements of TIA (S)310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and either its long-term unsecured debt shall be rated at least A3 by Moody's and BBB- by Standard & Poor's or its short-term debt shall be rated at least P-2 by Moody's or A-2 by Standard & Poor's. The Indenture Trustee shall comply with TIA
         (S)310(b), including the optional provision permitted by the second sentence of TIA (S)310(b)(9); provided, however, that there shall be excluded from the operation of TIA (S)310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA (S)310(b)(1) are met.

                  Section 6.12. Preferential Collection of Claims Against. The
                                -----------------------------------------
         Indenture Trustee shall comply with TIA (S)311(a), excluding any creditor relationship listed in TIA (S)311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA (S)311(a) to the extent indicated.

                  Section  6.13. Representations and Covenants of the Indenture
                                 ----------------------------------------------
         Trustee. The Indenture Trustee represents, warrants and covenants that:
         -------

                           (i) the Indenture Trustee is a banking corporation duly organized and validly existing under the laws of the State of New York;

                           (ii) The Indenture Trustee has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and other Transaction Documents to which it is a party; and

                           (iii) Each of this Indenture and the other
                  Transaction Documents to which it is a party has been duly executed and delivered by the Indenture Trustee and constitutes its legal, valid and binding obligation in accordance with its terms.

                  Section 6.14. Custody of the Collateral. The Indenture Trustee
                                -------------------------
         shall hold such of the Trust Estate as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of Illinois. The Indenture Trustee shall hold such of the Trust Estate as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of Illinois. Terms used in the preceding sentence that are defined in the Illinois UCC and not otherwise defined herein shall have the meaning set forth in the Illinois UCC. Except as permitted by this Section 6.14, the Indenture
                                                   ------------
         Trustee shall not hold any part of the Trust Estate through an agent or a nominee.

                                                                     ARTICLE VII

                                                NOTEHOLDERS' LIST AND REPORTS BY
                         INDENTURE TRUSTEE AND ISSUER

                  Section 7.1. Issuer to Furnish Indenture Trustee Names and
                               ---------------------------------------------
         Addresses of Noteholders. The Issuer will furnish or cause to be
         ------------------------
         furnished to the Indenture Trustee (a) upon each transfer of a Note, a list, in such form as the Indenture Trustee may reasonably require, of the names, addresses and taxpayer identification numbers of the Noteholders as they appear on the Note Register as of such Record Date, and (b) at such other times, as the Indenture Trustee may request in writing, within ten (10) days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided,
                                                                 --------
         however, that for so long as the Indenture Trustee is the Transfer
         -------
         Agent and Registrar, the Indenture Trustee shall furnish to the Issuer such list in the same manner prescribed in clause (b) above.

                  Section  7.2. Preservation of Information; Communications to
                                ----------------------------------------------
         Noteholders.
         -----------

                  (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names, addresses
                                          -----------
         and taxpayer identification numbers of the Noteholders received by the Indenture Trustee in its capacity as Transfer Agent and Registrar. The

         Indenture Trustee may destroy any list furnished to it as provided in
         Section 7.1 upon receipt of a new list so furnished.
         -----------

                  (b) Noteholders may communicate, pursuant to TIA (S)312(b), with other Noteholders with respect to their rights under this Indenture or under the Notes.

                  (c) The Issuer, the Indenture Trustee and the Transfer Agent and Registrar shall have the protection of TIA (S)312(c).

                  Section  7.3. Reports by Issuer.
                                -----------------

                  (a) The Issuer shall:

                      (i) file with the Indenture Trustee, within fifteen (15)
                  days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to
                  Section 13 or 15(d) of the Exchange Act;
                  ----------    -----
                           (ii) file with the Indenture Trustee and the
                  Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                           (iii) supply to the Indenture Trustee (and the
                  Indenture Trustee shall transmit by mail to all Noteholders described in TIA (S)313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may
                                                           --------------
                  be required by rules and regulations prescribed from time to time by the Commission.

                  (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

                  (c) Delivery of such reports, information and documents to the Indenture Trustee is for informational purposes only and the Indenture Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of the covenants hereunder.

                  Section 7.4. Reports by Indenture Trustee. If required by TIA
                               ----------------------------
         (S)313(a), within sixty (60) days after each March 31 beginning with March 31, 2002, the Indenture Trustee shall mail to each Noteholder as required by TIA (S)313(c) a brief report dated as of such date that complies with TIA (S)313(a). The Indenture Trustee also shall comply with TIA (S)313(b).

                  A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.



                                 ARTICLE VIII

                   ALLOCATION AND APPLICATION OF COLLECTIONS

                  Section 8.1. Collection of Money. Except as otherwise
                               -------------------
         expressly provided herein and in the related Indenture Supplement, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall hold all such money and property received by it in trust for the Noteholders and shall apply it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under the Transfer and Servicing Agreement or any other Transaction Document, the Indenture Trustee may, and upon the written request of the Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of the affected Series shall, subject to Sections 6.1(e) and 6.3(d) take such action as may be
                           ---------------     ------
         appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Pay Out Event or a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article V.
                                   ---------

                  Section 8.2. Rights of Noteholders. The Collateral shall
                               ---------------------
         secure the rights of the Holders of the Notes of each Series to receive the portion of Collections allocable to the Noteholders of such Series pursuant to this Indenture and the related Indenture Supplement, funds and other property credited to the Collection Account and the Excess Funding Account (or any subaccount thereof) allocable to the Noteholders of such Series pursuant to this Indenture and such Indenture Supplement, funds and other property credited to any related Series Account and funds available pursuant to any related Series Enhancement, it being understood that, except as specifically set forth in the Indenture Supplement with respect thereto, the

         Notes of any Series or Class shall not be secured by any interest in any Series Account or Series Enhancement pledged for the benefit of any other Series or Class.

                  Section 8.3. Establishment of Collection Account and Excess
                               ----------------------------------------------
         Funding Account.
         ---------------

                  (a) The Servicer, for the benefit of the Noteholders, shall establish and maintain with the Indenture Trustee or its nominee in the name of the Indenture Trustee, on behalf of the Issuer, a Qualified Account (including any subaccount thereof) bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Noteholders (the "Collection Account").
                                                           ------------------
         The Indenture Trustee shall possess all right, title and interest in all monies, instruments, investment property, documents, certificates of deposit and other property credited from time to time to the Collection Account and in all proceeds, earnings, income, revenue, dividends and distributions thereof for the benefit of the Noteholders.

                  The Collection Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. Except as expressly provided in this Indenture and the Transfer and Servicing Agreement, the Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Collection Account for any amount owed to it by the Indenture Trustee, the Issuer, any Noteholder or any Series Enhancer. If, at any time, the Collection Account ceases to be a Qualified Account and the same is actually known to a Trustee Officer of the Indenture Trustee, the Indenture Trustee (or the Servicer on its behalf) shall within 15 days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency may consent) establish a new Collection Account meeting the conditions specified above, transfer any monies, documents, instruments, investment property, certificates of deposit and other property to such new Collection Account and from the date such new Collection Account is established, it shall be the "Collection Account." Pursuant to the
                                       ------------------
         authority granted to the Servicer in Section 3.1(b) of the Transfer and
                                              --------------
         Servicing Agreement, the Servicer shall have the power, revocable by the Indenture Trustee, to make withdrawals and payments from the Collection Account and to instruct the Indenture Trustee in writing to make withdrawals and payments from the Collection Account for the purposes of carrying out the Servicer's or the Indenture Trustee's duties hereunder and under the Transfer and Servicing Agreement, as applicable. The Servicer shall reduce deposits into the Collection Account payable by the Seller on any Deposit Date to the extent the Seller is entitled to receive funds from the Collection Account on such Deposit Date.

                  Funds on deposit in the Collection Account (other than investment earnings and amounts deposited pursuant to Section 2.6, 6.1,
                                                               ------------ ---
         or 7.1 of the Transfer and
            ---

         Servicing Agreement or Section 11.2 of this Indenture) shall at the
                                ------------
         written direction of the Servicer be invested by the Indenture Trustee or its nominee in Permitted Investments selected by the Servicer. All such Permitted Investments shall be held by the Indenture Trustee for the benefit of the Noteholders pursuant to Sections 6.14 and 6.1(h).
                                                    -------------     ------
         Investments of funds representing Collections collected during any Monthly Period shall be invested in Permitted Investments that will mature so that such funds will be available no later than the close of business on each monthly Transfer Date following such Monthly Period in amounts sufficient to the extent of such funds to make the required distributions on the following Distribution Date. No such Permitted Investment shall be disposed of prior to its maturity; provided,
                                                                --------
         however, that the Indenture Trustee may sell, liquidate or dispose of
         -------
         any such Permitted Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Permitted Investment or if, prior to the maturity of such Permitted Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Permitted Investment. Unless directed by the Servicer in writing, funds deposited in the Collection Account on a Transfer Date with respect to the immediately succeeding Distribution Date are not required to be invested overnight. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be treated as Collections of Finance Charge Receivables with respect to the last day of the related Monthly Period, except as otherwise specified in any Indenture Supplement. The Indenture Trustee shall bear no responsibility or liability for any losses resulting from investment or reinvestment of any funds in accordance with this Section
                                                                         -------
         8.3 nor for the selection of Permitted Investments in accordance with
         ---
         the provisions of this Indenture and any Indenture Supplement.

                  (b) The Servicer, for the benefit of the Noteholders, shall establish and maintain with the Indenture Trustee or its nominee in the name of the Indenture Trustee, on behalf of the Issuer, a Qualified Account (including any subaccounts thereof) bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Noteholders (the "Excess Funding
                                                           --------------
         Account"). The Indenture Trustee shall possess all right, title and
         -------
         interest in all monies, instruments, investment property, documents, certificates of deposit and other property credited from time to time to the Excess Funding Account and in all proceeds, dividends distributions, earnings, income and revenue thereof for the benefit of the Noteholders. The Excess Funding Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. Except as expressly provided in this Indenture and the Transfer and Servicing Agreement, the Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds and other property held in the Excess Funding Account for any amount owed to it by the Indenture Trustee, the

         Issuer, any Noteholder or any Series Enhancer. If, at any time, the Excess Funding Account ceases to be a Qualified Account and the same is actually known to a Trustee Officer of the Indenture Trustee, the Indenture Trustee (or the Servicer on its behalf) shall within 15 days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency may consent) establish a new Excess Funding Account meeting the conditions specified above, transfer any monies, documents, instruments, investment property, certificates of deposit and other property to such new Excess Funding Account and from the date such new Excess Funding Account is established, it shall be the "Excess
                                                                          ------
         Funding Account."
         ---------------

                  Funds on deposit in the Excess Funding Account shall at the written direction of the Servicer be invested by the Indenture Trustee in Permitted Investments selected by the Servicer. All such Permitted Investments shall be held by the Indenture Trustee or its nominee (including any securities intermediary) for the benefit of the Noteholders pursuant to Sections 6.14 and 6.1(h). Funds on deposit in
                                 -------------     ------
         the Excess Funding Account on any Distribution Date will be invested in Permitted Investments that will mature so that such funds will be available no later than the close of business on the next succeeding Transfer Date. No such Permitted Investment shall be disposed of prior to its maturity; provided, however, that the Indenture Trustee may
                          --------  -------
         sell, liquidate or dispose of a Permitted Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Permitted Investment or if, prior to the maturity of such Permitted Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Permitted Investment. Unless directed by the Servicer in writing, funds deposited in the Excess Funding Account on a Transfer Date with respect to the immediately succeeding Distribution Date are not required to be invested overnight. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account shall be treated as Collections of Finance Charge Receivables with respect to the last day of the related Monthly Period except as otherwise specified in the related Indenture Supplement.

                  Section  8.4.  Collections and Allocations. From and after the
                                 ---------------------------
         FCMT Termination Date:

                  (a)    Collections. The Servicer shall apply or shall instruct
                         -----------
         the Indenture Trustee in writing to apply all funds on deposit in the Collection Account as described in this Article VIII and in each
                                                 ------------
         Indenture Supplement. Except as otherwise provided below, the Servicer shall deposit Collections into the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following the Date of Processing. Subject to the express terms of any Indenture Supplement, but notwithstanding anything else in this Indenture or the Transfer and Servicing Agreement to the contrary, for so long as FCNB shall remain the Servicer and no Servicer Default has occurred and is continuing and either (i) the Servicer provides to the Indenture Trustee a letter of credit or other arrangement covering risk of collection of the Servicer and the Servicer shall have satisfied the Rating Agency Condition with respect to such arrangement or (ii) the Servicer (unless the Rating Agency Condition shall have been satisfied with respect to making monthly deposits) shall have and maintain a certificate of deposit or short-term deposit rating of P-1 by Moody's and of at least A-1 by Standard & Poor's and deposit insurance as required by law and by the FDIC, the Servicer need not make the daily deposits of Collections into the Collection Account as provided in the preceding sentence, but may make a single deposit in the Collection Account in immediately available funds on the Transfer Date following the Monthly Period with respect to which such deposit relates. Notwithstanding anything else in this Indenture or the Transfer and Servicing Agreement to the contrary, with respect to any Monthly Period, whether the Servicer is required to make deposits of Collections pursuant to the first or the second preceding sentence, (i) the Servicer will only be required to deposit Collections into the Collection Account up to the aggregate amount of Collections required to be deposited into any Series Account or, without duplication, distributed on or prior to the related Distribution Date to Noteholders or to any Series Enhancer pursuant to the terms of any Indenture Supplement or Enhancement Agreement, but the Servicer shall account for Collections as if the full deposit had been made and (ii) if at any time prior to such Distribution Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer
                                              ----------
         will be permitted to withdraw the excess from the Collection Account and pay such amount to the Holder of the Seller Interest. Subject to the immediately preceding sentence, the Servicer may retain its Servicing Fee with respect to a Series and shall not be required to deposit it in the Collection Account.

                  (b)    Series and Seller Allocations. Finance Charge
                         -----------------------------
         Collections, Collections of Principal Receivables and Defaulted Receivables will be allocated to each Series of Notes and to the Holders of the Seller Interest in accordance with this Article VIII and
                                                                ------------
         each Indenture Supplement, and amounts so allocated to any Series will not, except as specified in the related Indenture Supplement, be available to the Noteholders of any other Series. All Finance Charge Collections, Collections of Principal Receivables and Defaulted Receivables not so allocated to any Series of Notes shall be allocated and (in the case of Collections) paid to the Holder of the Seller Interest, except as otherwise provided in Section 8.4(g).
                                                   --------------

                  (c)    Allocation of Collections Between Finance Charge
                         ------------------------------------------------
         Receivables and Principal Receivables. On each Business Day, the
         -------------------------------------
         Servicer shall allocate Collections processed on the Accounts as Finance Charge Collections as set forth in Section 1.3 of the Transfer
                                                    -----------
         and Servicing Agreement, or, in the case of Discount Option

         Receivables, Finance Charge Collections as set forth in Section 2.8(b)
                                                                 --------------
         of the Transfer and Servicing Agreement. In addition all Collections which constitute Net Recoveries, investment earnings (net of investment expenses and losses) on the Collection Account and the Excess Funding Account shall be treated as Finance Charge Collections and allocated accordingly. The balance of the Collections processed on any Business Day shall be allocated to Principal Receivables.

                  (d)    Allocation of Collections of Recoveries and Defaulted
                         -----------------------------------------------------
         Amounts. On each Determination Date, the Servicer shall calculate the
         -------
         Investor Default Amount and the amount of Net Recoveries, if any, for the preceding Monthly Period with respect to each Series.

                  (e)    Adjustments for Miscellaneous Credits. The Servicer
                         -------------------------------------
         shall be obligated to reduce or adjust, as the case may be, on a net basis, the aggregate amount of Principal Receivables used to calculate the Seller Amount as provided in this Section 8.4(e) (a "Credit
                                               --------------     ------
         Adjustment") with respect to any Principal Receivable (i) which was
         ----------
         created in respect of merchandise refused or returned by the Obligor thereunder, (ii) which is reduced by the Servicer by any rebate, refund, chargeback or adjustment, (iii) as to which the Obligor thereunder has asserted a counterclaim or defense and either (x) the Servicer has agreed such counterclaim or defense is valid or (y) a final nonappealable judgment or decree has been entered in favor of such Obligor in respect of such counterclaim or defense by a court or arbitral body having jurisdiction thereof, or (iv) which the Servicer has determined was created through a fraudulent or counterfeit charge, but only if and to the extent such fraudulent or counterfeit charges are not included as charge-offs under the Cardholder Guidelines.

                  In the event that the exclusion of the amount of a Credit Adjustment from the calculation of the Seller Amount would cause the Seller Amount to be less than the Minimum Seller Amount, Seller shall make a deposit, no later than the Business Day following the Date of Processing of such Credit Adjustment, in the Excess Funding Account in immediately available funds, in an amount equal to the Shortfall Amount, after giving effect to such exclusion. Such deposit shall be applied in accordance with this Article VIII and the Indenture
                                         ------------
         Supplements and treated as a Principal Collection for all purposes hereof and thereof.

                  (f)    Net Payments. So long as FCNB is the Servicer and FCNB,
                         ------------
         as Servicer, is making daily deposits to the Collection Account in accordance with Section 8.4(a), FCNB, acting as Servicer and as agent
                         --------------
         for the Holder of the Seller Interest, may make a net payment to the Collection Account on each Deposit Date in the amount of all Collections received by the Servicer since the previous Deposit Date, minus all amounts payable to the Holder of the Seller Interest on or before such day in accordance with this Article VIII and the Indenture
                                                 ------------
         Supplements.

                  (g)    Unallocated Collections; Excess Funding Account. On
                         -----------------------------------------------
         each Business Day, Principal Collections allocable to the Seller Interest (including Shared Principal Collections and Excess Finance Charge Collections payable to the Holders of the Seller Interest) in an aggregate amount equal to the Shortfall Amount shall be deposited in the Excess Funding Account. Thereafter, amounts in the Excess Funding Account shall be treated as Shared Principal Collections to the extent that, after giving effect to the application of such amount as Shared Principal Collections to the extent provided in any Indenture Supplement, the Seller Amount would equal or exceed the Minimum Seller Amount.

                  (h)    Allocation of Deposit Obligations. If the Seller or the
                         ---------------------------------
         Servicer shall fail to make any Deposit Obligation, the amount thereof shall first be allocated to reduce the Seller Amount until the Seller Amount equals the Minimum Seller Amount. Any remaining shortfall shall be allocated to each Series ratably based upon a fraction the numerator of which is the Allocation Percentage used by such Series to allocate Default Amounts and the denominator of which is the sum of all such numerators of all Series outstanding (such allocated amount, the "Series Share" of such shortfall). The Series Share of each series that
          ------------
         specifies a Minimum Seller Percentage greater than zero shall be allocated to reduce the Seller Amount and any Collections otherwise allocable to the Seller Amount and the balance on deposit in the Excess Funding Account shall be available on a ratable basis to such Series to cover any shortfalls arising from such failure; provided to the extent the Seller Amount falls below zero, any portion of the Series Share of any such Series that is not covered as described above shall be allocated to such Series. The Series Share of each Series that specifies a Minimum Seller Percentage of zero shall be allocated to such series.

                  Section 8.5. Shared Principal Collections. From and after the
                               ----------------------------
         FCMT Termination Date, on each Distribution Date, (a) the Servicer shall allocate Shared Principal Collections (as described below) to each Principal Sharing Series, pro rata, in proportion to the Principal Shortfalls (as described below), if any, with respect to each such Series and (b) the Servicer shall withdraw from the Collection Account an amount equal to the excess, if any, of (i) the aggregate amount for all outstanding Series of Collections of Principal Receivables which the related Indenture Supplements specify are to be treated as "Shared
                                                                         ------
         Principal Collections" for such Distribution Date over (ii) the
         --------------------
         aggregate amount for all outstanding Series which the related Indenture
         Supplements specify are "Principal Shortfalls" for such Series and for
                                   -------------------
         such Distribution Date and shall (A) deposit such funds into the Excess
         Funding Account in an aggregate amount equal to the Shortfall Amount in accordance with Section 8.4(g) and (B) pay any remaining amount to the
                         --------------
         Holders of the Seller Interest. The Seller may, at its option, instruct the Indenture Trustee in writing to deposit

         Shared Principal Collections which are otherwise payable to the holders of the Seller Interest pursuant to the provisions set forth above into the Excess Funding Account.

                  Section 8.6. Excess Finance Charge Collections. From and after
                               ---------------------------------
         the FCMT Termination Date, on each Distribution Date, (a) the Servicer shall allocate Excess Finance Charge Collections (as described below) to each Excess Allocation Series, pro rata, in proportion to the Finance Charge Shortfalls (as described below), if any, with respect to each such Series and (b) the Servicer shall withdraw from the Collection Account an amount equal to the excess, if any, of (x) the aggregate amount for all outstanding Series of Collections of Finance Charge Receivables which the related Supplements specify are to be treated as "Excess Finance Charge Collections" for such Distribution
                     ---------------------------------
         Date over (y) the aggregate amount for all outstanding Series which the related Supplements specify are "Finance Charge Shortfalls" for such
                                          -------------------------
         Series and such Distribution Date and shall (A) deposit such funds into the Excess Funding Account in an aggregate amount equal to the Shortfall Amount in accordance with Section 8.4(g) and (b) pay any
                                                     ------     ---
         remaining amount to the holders of the Seller Interest; provided,
                                                                 --------
         however, that the sharing of Excess Finance Charge Collections among
         -------
         Series will continue only until such time, if any, at which the Seller shall deliver to the Indenture Trustee an Officer's Certificate to the effect that, in the reasonable belief of the Seller, the continued sharing of Excess Finance Charge Collections among Series would have adverse regulatory implications with respect to the Seller. Notwithstanding the foregoing, a Group of Series may specify in their related Indenture Supplements that Excess Finance Charge Collections from such Series shall be allocated as provided above but only among the Series in such Group.

                  Section 8.7. Allocation of Collateral to Series or Groups. To
                               --------------------------------------------
         the extent so provided in the Indenture Supplement for any Series or in an Indenture Supplement otherwise executed pursuant to Section 10.1,
                                                                ------------
         Receivables conveyed to the Issuer pursuant to Section 2.1 of the
                                                        -----------
         Transfer and Servicing Agreement and Receivables conveyed to the Issuer pursuant to Section 2.9 of the Transfer and Servicing Agreement and all
                     -----------
         Collections received with respect thereto may be allocated or applied in whole or in part to one or more Series or Groups as may be provided in such Indenture Supplement; provided, however, that any such
                                       --------  -------
         allocation or application shall be effective only upon satisfaction of the following conditions:

                           (i)     on or before the fifth Business Day
                  immediately preceding such allocation, the Servicer shall have given the Indenture Trustee and each Rating Agency written notice of such allocation;

                           (ii) the Rating Agency Condition shall have been satisfied with respect to such allocation; and

                           (iii) the Servicer shall have delivered to the Indenture Trustee an Officer's Certificate, dated the date of such allocation, to the effect that the Servicer reasonably believes that such allocation will not have an Adverse Effect.

                  Any such Indenture Supplement may provide that (i) such allocation to one or more particular Series or Groups may terminate upon the occurrence of certain events specified therein and (ii) that upon the occurrence of any such event, such assets and any Collections with respect thereto, shall be reallocated to other Series or Groups or to all Series, all as shall be provided in such Indenture Supplement.

                  Section  8.8. Release of Collateral; Eligible Loan Documents.
                                ----------------------------------------------

                  (a) Upon the written direction of the Issuer, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII
                                                               ------------
         shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

                  (b) In order to facilitate the servicing of the Receivables by the Servicer, the Indenture Trustee upon Issuer Order shall authorize the Servicer to execute in the name and on behalf of the Indenture Trustee instruments of satisfaction or cancellation, or of partial or full release or discharge, and other comparable instruments with respect to the Receivables (and the Indenture Trustee shall execute any such documents on written request of the Servicer), subject to the obligations of the Servicer under the Transfer and Servicing Agreement.

                  (c) The Indenture Trustee shall, at such time as there are no Notes outstanding, release and transfer, without recourse, all of the Collateral that secured the Notes (other than any cash held for the payment of the Notes pursuant to Section 4.2). The Indenture Trustee
                                          ------------
         shall release property from the lien of this Indenture pursuant to this
         Section 8.9(c) only upon receipt of an Issuer Order accompanied by an
         --------------
         Officer's Certificate, an Opinion of Counsel and (if required by the
         TIA) Independent Certificates in accordance with TIA (S)314(c) and 314(d)(1) meeting the applicable requirements of Section 12.1.
                                                          -------------

                  (d) Notwithstanding anything to the contrary in this Indenture, the Transfer and Servicing Agreement and the Trust Agreement, immediately prior to the release of any portion of the Collateral or any funds on deposit in the Series Accounts pursuant to this Indenture, the Indenture Trustee shall at the written request of the

         Issuer remit to the Seller for its own account any funds that, upon such release, would otherwise be remitted to the Issuer.

                  Section 8.9. Opinion of Counsel. The Indenture Trustee shall
                               ------------------
         receive at least seven (7) days notice when requested by the Issuer to take any action pursuant to Section 8.8(a), accompanied by copies of
                                     --------------
         any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance reasonably satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be
                    --------  -------
         required to express an opinion as to the fair value of the Collateral. The Indenture Trustee and counsel rendering any such opinion may conclusively rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.


                                  ARTICLE IX

                   DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS

                  Distributions shall be made to, and reports shall be provided to, Noteholders as set forth in the applicable Indenture Supplement. The identity of the Noteholders with respect to distributions and reports shall be determined according to the immediately preceding Record Date.


                                   ARTICLE X

                            SUPPLEMENTAL INDENTURES

                  Section  10.1. Supplemental Indentures Without Consent of
                                 ------------------------------------------
         Noteholders.
         -----------

                  (a) Without the consent of the Holders of any Notes but with prior notice to each Rating Agency with respect to the Notes of all Series rated by such Rating Agency, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                           (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                           (ii)   to evidence the succession, in compliance with
                  Section 3.11, of another person to the Issuer, and the
                  ------------
                  assumption by any such successor of the covenants of the Issuer contained herein and in the Notes;

                           (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                           (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                           (v)    to cure any ambiguity, to correct or
                  supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that
                                                                   --------
                  such action shall not adversely affect the interests of the Holders of the Notes;

                           (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor indenture trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one indenture trustee, pursuant to the requirements of
                  Article VI;
                  ----------

                           (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

                           (viii) to provide for the issuance of one or more new
                  Series of Notes, in accordance with the provisions of Section
                                                                        -------
                  2.12; or
                  ----

                           (ix) to provide for the termination of any interest rate swap agreement or other form of credit enhancement or maturity guarantee agreement in accordance with the provisions of the related Indenture Supplement.

                  The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                  (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any Noteholders of any Series then Outstanding but upon satisfaction of the Rating Agency Condition with respect to the Notes of all Series, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however
                                                           --------  -------
         that the Seller shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate, dated the date of any such action, stating that all requirements for such amendments contained in the Agreement have been met and the Seller reasonably believes that such action will not have an Adverse Effect. Additionally, notwithstanding the preceding sentence, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, without the consent of any Noteholders of any Series then Outstanding or the Series Enhancers for any Series, enter into an indenture or indentures supplemental hereto to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of the Issuer (i) to qualify as, and to permit an election to be made to cause the Issuer to be treated as, a "financial asset securitization investment trust" as described in the provisions of Section 860L of the Code, and (ii) to avoid the imposition of state or local income or franchise taxes imposed on the Issuer's property or its income; provided, however, that (i) the Seller delivers to the Indenture
         --------  -------
         Trustee and the Owner Trustee an Officer's Certificate to the effect that the proposed amendments meet the requirements set forth in this
         Section 10.1(b), (ii) the Rating Agency Condition will have been
         ---------------
         satisfied and (iii) such amendment does not affect the rights, duties, protections, indemnities, immunities or obligations of the Indenture Trustee or the Owner Trustee hereunder. The amendments which the Seller may make without the consent of Noteholders pursuant to the preceding sentence may include the addition or sale of Receivables.

                  Section 10.2. Supplemental Indentures with Consent of
                                ---------------------------------------
         Noteholders. The Issuer and the Indenture Trustee, when authorized by
         -----------
         an Issuer Order, also may, upon satisfaction of the Rating Agency Condition and with the consent of the Holders of Notes representing more than 66-2/3% of the principal balance of the Outstanding Notes of each adversely affected Series, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of such Noteholders under this Indenture; provided, however that no such supplemental
                               --------  -------
         indenture shall, without the consent of the Holder of each outstanding Note affected thereby:

                  (a) change the due date of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable;

                  (b) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any
                                            ---------
         such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption
         Date);

                  (c) reduce the percentage of the Outstanding Notes of any Series the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences as provided for in this Indenture;

                  (d) reduce the percentage of the Outstanding Notes of any Series, the consent of the Holders of which is required to direct the Indenture Trustee to sell or liquidate the Collateral if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding Notes of such Series;

                  (e) decrease the percentage of the Outstanding Notes required to amend the sections of this Indenture which specify the applicable percentage of the Outstanding Notes of any Series necessary to amend the Indenture or any Transaction Documents which require such consent;

                  (f) modify or alter the provisions of this Indenture prohibiting the voting of Notes held by the Issuer, any other Obligor on the Notes, a Seller or any affiliate thereof; or

                  (g) permit the creation of any Lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral for any Notes or, except as otherwise permitted or contemplated herein, terminate the Lien of this Indenture on any such Collateral at any time subject hereto or deprive the Holder of any Note of the security provided by the Lien of this Indenture.

                  The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

                  Satisfaction of the Rating Agency Condition shall not be required with respect to the execution of any supplemental indenture pursuant to this Section 10.2 for which the consent of all of the
                          ------------
         affected Noteholders is required.

                  It shall not be necessary for any Act of Noteholders under this Section 10.2 to approve the particular form of any proposed
              ------------
         supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 10.2,
                                                                ------------
         the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates written notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  Section 10.3. Execution of Supplemental Indentures. In
                                ------------------------------------
         executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article X or the modification
                                                  ---------
         thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and stating that all requisite consents have been obtained or that no consents are required and stating that such supplemental indenture or modification constitutes the legal, valid and binding obligation of the Issuer in accordance with its terms. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

                  Section 10.4. Effect of Supplemental Indenture. Upon the
                                --------------------------------
         execution of any supplemental indenture under this Article X, this
                                                            ---------
         Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. This
         Section 10.4 does not apply to Indenture Supplements.
         ------------

                  Section 10.5. Conformity With Trust Indenture Act. Every
                                -----------------------------------
         amendment of this Indenture and every supplemental indenture executed pursuant to this Article X shall conform to the requirements of the TIA
                          ---------
         as then in effect so long as this Indenture shall then be qualified under the TIA.

                  Section 10.6. Reference in Notes to Supplemental Indentures.
                                ---------------------------------------------
         Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article X may, and if required
                                                 ---------
         by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for the outstanding Notes.

                                  ARTICLE XI

                                  TERMINATION

                  Section 11.1. Termination of Issuer. The Issuer and the
                                ---------------------
         respective obligations and responsibilities of the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make payments to Noteholders as hereinafter set forth) shall terminate, except with respect to the duties described in Section 11.2(b), as
                                                        ---------------
         provided in the Trust Agreement.

                  Section  11.2.    Final Distribution.
                                    ------------------

                  (a) The Servicer shall give the Indenture Trustee and the Rating Agencies at least thirty (30) days prior written notice of the Distribution Date on which the Noteholders of any Series or Class may surrender their Notes for payment of the final distribution on and cancellation of such Notes (or, in the event of a final distribution resulting from the application of Section 2.6 of the Transfer and
                                           -----------
         Servicing Agreement, notice of such Distribution Date promptly after the Servicer has determined that a final distribution will occur, if such determination is made less than thirty (30) days prior to such Distribution Date). Such notice shall be accompanied by an Officer's Certificate setting forth the information specified in Section 3.5 of
                                                                -----------
         the Transfer and Servicing Agreement covering the period during the then-current calendar year through the date of such notice. Not later than the fifth day of the month in which the final distribution in respect of such Series or Class is payable to Noteholders, the Indenture Trustee shall provide notice to Noteholders of such Series or Class specifying (i) the date upon which final payment of such Series or Class will be made upon presentation and surrender of Notes of such Series or Class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified (which in the case of Bearer Notes shall be outside the United States). The Indenture Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to Noteholders.

                  (b) Notwithstanding a final distribution to the Noteholders of any Series or Class (or the termination of the Issuer), except as otherwise provided in this paragraph, all funds then on deposit in the Collection Account and any Series Account allocated to such Noteholders shall continue to be held in trust for the benefit of such Noteholders and the Paying Agent or the Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes, if certificated (and any excess shall be paid in accordance with the terms of any Enhancement Agreement). In the event that all such Noteholders shall not surrender their Notes for cancellation within six (6) months after the date specified in the notice from the Indenture Trustee described in paragraph (a), the Indenture Trustee shall give a second notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto (which surrender and payment, in the case of Bearer Notes, shall be outside the United States). If within one year after the second notice all such Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds in the Collection Account or any Series Account held for the benefit of such Noteholders. The Indenture Trustee and, upon the written request of the Servicer, the Paying Agent shall pay to the Issuer any monies held by them for the payment of principal or interest that remains unclaimed for two (2) years. After payment to the Issuer, Noteholders entitled to the money must look to the Issuer for payment as general creditors unless an applicable abandoned property law designates another Person.

                  Section 11.3. Issuer's Termination Rights. Upon the
                                ---------------------------
         termination of the Issuer pursuant to the terms of the Trust Agreement and upon the written direction of the Issuer, the Indenture Trustee shall assign and convey to the Holders of the Seller Interest or any of their designees, without recourse, representation or warranty, all right, title and interest of the Issuer in the Receivables, whether then existing or thereafter created, all Recoveries related thereto all monies due or to become due and all amounts received or receivable with respect thereto (including all moneys then held in the Collection Account or any Series Account) and all proceeds thereof, except for amounts held by the Indenture Trustee pursuant to Section 11.2(b). The
                                                           ---------------
         Indenture Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested in writing by the Holders of the Seller Interest to vest in the Holders of the Seller Interest or any of their designees all right, title and interest which the Indenture Trustee had in the Collateral and such other property.

                                  ARTICLE XII

                                 MISCELLANEOUS

                 Section  12.1. Compliance Certificates and Opinions etc.
                                ----------------------------------------

                 (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 12.1, except that, in the case
                                         ------------
         of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                 Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                           (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (iii) a statement that, in the opinion of each such
                  signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

                 (b) Other than with respect to the release of any Receivables in Removed Accounts, whenever any property or investment property is to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                           (i) Notwithstanding any other provision of this
                  Section 12.1, the Issuer may (A) collect, liquidate, sell or
                  ------------
                  otherwise dispose of Receivables as and to the extent permitted or required by the Transaction Documents and (B) make cash payments out of the Series Accounts as and to the extent permitted or required by the Transaction Documents.

                 Section 12.2. Form of Documents Delivered to Indenture Trustee.
                               ------------------------------------------------
         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                 Any certificate or opinion of a Responsible Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of a Responsible Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, a Seller, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, a Seller, the Issuer or the Administrator, unless such Responsible Officer or Counsel has actual knowledge that the certificate or opinion or representations with respect to such matters are erroneous.

                 Where any Person is required to make, give or execute two (2) or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                 Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to conclusively rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.
                                                               ----------

                 Section  12.3. Acts of Noteholders.
                                -------------------

                 (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by their agents duly appointed in writing and satisfying any requisite percentages as to minimum number or dollar value of outstanding principal amount represented by such Noteholders; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of
                                                                         ---
         the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 12.3.
                                     ------------

                 (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Indenture Trustee deems sufficient.

                 (c) The ownership of Notes shall be proved by the Note
         Register.

                 (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder (and any transferee thereof) of every Note issued upon the registration thereof in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

                 Section  12.4. Notices, Etc. to Indenture Trustee and Issuer.
                                ---------------------------------------------
         Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by the Agreement to be made upon, given or furnished to, or filed with:

                 (a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to a Trustee Officer, by facsimile transmission or by other means acceptable to the Indenture Trustee to or with the Indenture Trustee at its Corporate Trust Office; or

                 (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Issuer addressed to it and received by it c/o Bankers Trust Company, Four Albany Street, 10th Floor, New York, New York 10006, Attn: Corporate Trust and Agency Services, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. A copy of each notice to the Issuer shall be sent in writing and mailed, first-class postage prepaid, to the Administrator at First Consumers National Bank, 9300 S.W. Gemini Drive, Beaverton, Oregon 97008, Attn.: President.

                 Section 12.5. Notices to Noteholders; Waiver. Where the
                               ------------------------------
         Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by registered or certified mail or first class postage prepaid or national overnight courier service to each Noteholder affected by such event, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

                 Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                 In the event that, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

                 Where this Indenture provides for notice to any Rating Agency, failure to give such notice shall not affect any other rights or obligations created hereunder and shall not under any circumstance constitute a Default or Event of Default.

                 Section 12.6. Alternate Payment and Notice Provisions.
                               ---------------------------------------
         Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer, with the prior written consent of the Indenture Trustee, may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture

     Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

          Section 12.7.   Conflict with Trust Indenture Act. If any provision
                          ---------------------------------
     hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the TIA, such required provision shall control.

          The provisions of TIA (S)(S) 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

          Section 12.8.   Effect of Headings and Table of Contents. The Article
                          ----------------------------------------
     and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section  12.9.  Successors and Assigns. All covenants and agreements
                          ----------------------
     in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

          Section 12.10.  Separability. In case any provision in this Indenture
                          ------------
     or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 12.11.  Benefits of Indenture. Nothing in this Indenture or in
                          ---------------------
     the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, the Servicer and the Seller, any benefit.

          Section 12.12.  Legal Holidays. In any case where the date on which
                          --------------
     any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

          Section 12.13.  GOVERNING LAW. THIS INDENTURE AND EACH NOTE SHALL BE
                          -------------
     CONSTRUED IN ACCORDANCE WITH AND GOVERNED

     BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN; PROVIDED, HOWEVER, THAT THE DUTIES AND OBLIGATIONS OF THE INDENTURE TRUSTEE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CHOICE OF LAW PROVISIONS.

          Section 12.14. Counterparts. This Indenture may be executed in any
                         ------------
     number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 12.15. Issuer Obligation. No recourse may be taken, directly
                         -----------------
     or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and VII of the
                                              ----------  --     ---
     Trust Agreement.

          Section 12.16. No Petition. The Indenture Trustee, by entering into
                         -----------
     this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Issuer or First Consumers Master Trust, or join in instituting against the Issuer or First Consumers Master Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

          IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized and attested, all as of the day and year first above written.

                                                FIRST CONSUMERS CREDIT CARD
                                                MASTER NOTE TRUST,
                                                as Issuer

                                                By:  Bankers Trust Company,
                                                not in its individual capacity,
                                                but solely as Owner Trustee

                                                By: /s/ Eileen M. Hughes
                                                    --------------------
                                                Name:   Eileen M. Hughes
                                                Title: Vice President

                                                THE BANK OF NEW YORK,
                                                as Indenture Trustee

                                                By: /s/ Greg Anderson
                                                    ------------------
                                                Name:   Greg Anderson
                                                Title: Authorized Agent



     Acknowledged and Accepted:

     FIRST CONSUMERS NATIONAL BANK,
     as Servicer and Seller

     By: /s/ John R. Steele
         ------------------
     Name:   John R. Steele
     Title: Treasurer



     First Consumers Credit Card Master Note Trust

     Master Indenture Signature Page

                                    ANNEX A
                                      to
                               MASTER INDENTURE

                                  DEFINITIONS
                                  -----------

                               TABLE OF CONTENTS


                                                                                           Page
                                                                                           ----
ARTICLE I    DEFINITIONS..................................................................    2
             Section  1.1.    Definitions.................................................    2
             Section  1.2.    Other Definitional Provisions...............................    2

ARTICLE II   THE NOTES....................................................................    4
             Section  2.1.    Form Generally..............................................    4
             Section  2.2.    Denominations...............................................    4
             Section  2.3.    Execution, Authentication and Delivery......................    4
             Section  2.4.    Authenticating Agent........................................    5
             Section  2.5.    Registration of and Limitations on Transfer and Exchange
                              of Notes....................................................    6
             Section  2.6.    Mutilated, Destroyed, Lost or Stolen Notes..................    8
             Section  2.7.    Persons Deemed Owners.......................................    9
             Section  2.8.    Appointment of Paying Agent.................................    9
             Section  2.9.    Access to List of Noteholders' Names and Addresses..........   10
             Section  2.10.   Cancellation................................................   11
             Section  2.11.   [Reserved]..................................................   11
             Section  2.12.   New Issuances...............................................   11
             Section  2.13.   Book-Entry Notes............................................   12
             Section  2.14.   Notices to Clearing Agency or Foreign Clearing
                              Agency......................................................   14
             Section  2.15.   Definitive Notes............................................   14
             Section  2.16.   Global Note.................................................   14
             Section  2.17.   Meetings of Noteholders.....................................   15

ARTICLE III  REPRESENTATIONS AND COVENANTS OF ISSUER......................................   15
             Section  3.1.    Payment of Principal and Interest...........................   15
             Section  3.2.    Maintenance of Office or Agency.............................   16
             Section  3.3.    Money for Note Payments to Be Held in Trust.................   16
             Section  3.4.    Existence...................................................   17
             Section  3.5.    Protection of Collateral....................................   17
             Section  3.6.    Opinions as to Collateral...................................   18
             Section  3.7.    Performance of Obligations; Servicing of Receivables........   19
             Section  3.8.    Negative Covenants..........................................   21
             Section  3.9.    Statements as to Compliance.................................   21
             Section  3.10.   Issuer May Consolidate, Etc., Only on Certain Terms.........   22

             Section  3.11.   Successor Substituted......................................    24
             Section  3.12.   No Other Business..........................................    24
             Section  3.13.   [Reserved].................................................    24
             Section  3.14.   Servicer's Obligations.....................................    24
             Section  3.15.   Investments................................................    24
             Section  3.16.   Capital Expenditures.......................................    24
             Section  3.17.   Removal of Administrator...................................    24
             Section  3.18.   Restricted Payments........................................    25
             Section  3.19.   Notice of Events of Default................................    25
             Section  3.20.   Further Instruments and Acts...............................    25

ARTICLE IV   SATISFACTION AND DISCHARGE..................................................    25
             Section  4.1.    Satisfaction and Discharge of this Indenture...............    25
             Section  4.2.    Application of Issuer Money................................    27

ARTICLE V    PAY OUT EVENTS, DEFAULTS AND REMEDIES.......................................    27
             Section  5.1.    Pay Out Events.............................................    27
             Section  5.2.    Events of Default..........................................    27
             Section  5.3.    Acceleration of Maturity; Rescission and Annulment.........    29
             Section  5.4.    Collection of Indebtedness and Suits for Enforcement
                              by Indenture Trustee.......................................    30
             Section  5.6.    Optional Preservation of the Collateral....................    34
             Section  5.7.    Limitation on Suits........................................    34
             Section  5.8.    Unconditional Rights of Noteholders to
                              Receive Principal and Interest.............................    35
             Section  5.10.   Rights and Remedies Cumulative.............................    35
             Section  5.11.   Delay or Omission Not Waiver...............................    35
             Section  5.12.   Rights of Noteholders to Direct Indenture Trustee..........    36
             Section  5.13.   Waiver of Past Defaults....................................    36
             Section  5.14.   Undertaking for Costs......................................    37
             Section  5.16.   Sale of Receivables........................................    37
             Section  5.17.   Action on Notes............................................    38

ARTICLE VI   THE INDENTURE TRUSTEE.......................................................    38
             Section  6.1.    Duties of the Indenture Trustee............................    38
             Section  6.2.    Notice of Pay Out Event or Event of Default................    40
             Section  6.3.    Rights of Indenture Trustee................................    41
             Section  6.4.    Not Responsible for Recitals or Issuance of Notes..........    42
             Section  6.5.    Restrictions on Holding Notes..............................    42
             Section  6.6.    Money Held in Trust........................................    42

             Section  6.7.    Compensation, Reimbursement and Indemnification..............   42
             Section  6.8.    Replacement of Indenture Trustee.............................   43
             Section  6.9.    Successor Indenture Trustee by Merger........................   45
             Section  6.10.   Appointment of Co-Indenture Trustee or Separate Indenture
                              Trustee......................................................   45
             Section  6.11.   Eligibility; Disqualification................................   46
             Section  6.12.   Preferential Collection of Claims Against....................   47
             Section  6.13.   Representations and Covenants of the Indenture Trustee.......   47
             Section  6.14.   Custody of the Collateral....................................   47

ARTICLE VII  NOTEHOLDERS' LIST AND REPORTS BY INDENTURE TRUSTEE AND ISSUER.................   48
             Section  7.1.    Issuer to Furnish Indenture Trustee Names and Addresses of
                              Noteholders..................................................   48
             Section  7.2.    Preservation of Information; Communications to Noteholders...   48
             Section  7.3.    Reports by Issuer............................................   48
             Section  7.4.    Reports by Indenture Trustee.................................   49

ARTICLE VIII ALLOCATION AND APPLICATION OF COLLECTIONS.....................................   49
             Section  8.1.    Collection of Money..........................................   50
             Section  8.2.    Rights of Noteholders........................................   50
             Section  8.3.    Establishment of Collection Account and Excess Funding
                              Account......................................................   50
             Section  8.4.    Collections and Allocations..................................   53
             Section  8.5.    Shared Principal Collections.................................   56
             Section  8.6.    Excess Finance Charge Collections............................   56
             Section  8.7.    Allocation of Collateral to Series or Groups.................   56
             Section  8.8.    Release of Collateral; Eligible Loan Documents...............   57
             Section  8.9.    Opinion of Counsel...........................................   58

ARTICLE IX   DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS......................................   58

ARTICLE X    SUPPLEMENTAL INDENTURES.......................................................   59
             Section  10.1.   Supplemental Indentures Without Consent of Noteholders.......   59
             Section  10.2.   Supplemental Indentures with Consent of Noteholders..........   61
             Section  10.3.   Execution of Supplemental Indentures.........................   62
             Section  10.4.   Effect of Supplemental Indenture.............................   63

             Section  10.5.   Conformity With Trust Indenture Act..........................   63
             Section  10.6.   Reference in Notes to Supplemental Indentures................   63

ARTICLE XI   TERMINATION...................................................................   63
             Section  11.1.   Termination of Issuer........................................   63
             Section  11.2.   Final Distribution...........................................   63
             Section  11.3.   Issuer's Termination Rights..................................   64

ARTICLE XII  MISCELLANEOUS.................................................................   65
             Section  12.1.   Compliance Certificates and Opinions etc.....................   65
             Section  12.2.   Form of Documents Delivered to Indenture Trustee.............   66
             Section  12.3.   Acts of Noteholders..........................................   67
             Section  12.4.   Notices, Etc. to Indenture Trustee and Issuer................   67
             Section  12.5.   Notices to Noteholders; Waiver...............................   68
             Section  12.6.   Alternate Payment and Notice Provisions......................   68
             Section  12.7.   Conflict with Trust Indenture Act............................   69
             Section  12.8.   Effect of Headings and Table of Contents.....................   69
             Section  12.9.   Successors and Assigns.......................................   69
             Section  12.10.  Separability.................................................   69
             Section  12.11.  Benefits of Indenture........................................   69
             Section  12.12.  Legal Holidays...............................................   69
             Section  12.13.  Governing Law................................................   69
             Section  12.14.  Counterparts.................................................   70
             Section  12.15.  Issuer Obligation............................................   70
             Section  12.16.  No Petition..................................................   70

                          ANNEX A TO MASTER INDENTURE

                                  DEFINITIONS

        "Account" means each MasterCard(R) or VISA(R)*/ credit card account
         -------
     established pursuant to a Cardholder Agreement, and which is designated as an "Account" pursuant to (and as defined in) the Pooling and Servicing Agreement on or prior to the FCMT Termination Date. The term "Account" shall also be deemed to refer to an Additional Account, but only from and after the Addition Date with respect thereto, and the term "Account" shall be deemed to refer to any Removed Account prior to but not after the Removal Date with respect thereto.

        "Acquiring Person" is defined in Section 3.10(b) of the Indenture.
         ----------------                ---------------

        "Act" is defined in Section 12.3(a) of the Indenture.
         ---                ---------------

        "Addition Date" means, with respect to any Additional Accounts, either
         -------------
     the date five Business Days after the period or date when such Additional Accounts are required or permitted to be added as Accounts pursuant to
     Section 2.6(a) or (b) of the Transfer and Servicing Agreement, or the date
     --------------    ---
     on which such Additional Accounts are automatically added as Accounts pursuant to Section 2.6(e) of the Transfer and Servicing Agreement.
                 --------------

        "Additional Accounts" means the Accounts the receivables arising under
         -------------------
     which are transferred to the Issuer in accordance with the procedures set forth in Section 2.6 of the Transfer and Servicing Agreement.
              -----------

        "Adjusted Collateral Amount" is defined, with respect to any Series (if
         --------------------------
     applicable to that Series), in the related Indenture Supplement, or if no meaning for such term is specified in such Supplement, shall mean the Collateral Amount for such Series.

        "Administration Agreement" means the Administration Agreement, dated as
         ------------------------
     of March 1, 2001 between the Issuer and the Administrator, as the same may be amended, supplemented or otherwise modified from time to time.

        "Administrator" means FCNB, its capacity as administrator, under the
         -------------
     Administration Agreement, and any successor in that capacity.

     _____________________
*/ MasterCard is a registered trademark of MasterCard International Incorporated and VISA is a registered trademark of VISA U.S.A., Inc.

        "Adverse Effect" means, with respect to any action, that such action
         --------------
     will (a) result in the occurrence of a Pay Out Event or an Event of Default or (b) materially and adversely affect the amount or timing of distributions to be made to the Noteholders of any Series or Class pursuant to the Transaction Documents.

        "Affiliate" means, with respect to any specified Person, any other
         ---------
     Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Aggregate Allocation Percentage" with respect to Principal Receivables,
         -------------------------------
     Finance Charge Receivables and Receivables in Defaulted Accounts, as the case may be, means, as of any date of determination, the sum of such Allocation Percentages of all Series issued and outstanding on such date of determination; provided, however, that the Aggregate Allocation Percentage
                    --------  -------
     shall not exceed 100%.

        "Aggregate Collateral Amount" means, as of any date of determination,
         ---------------------------
     the sum of the Adjusted Collateral Amounts of all Series issued and outstanding on such date of determination.

        "Aggregate Principal Balance" means, as of any time of determination,
         ---------------------------
     the sum of (a) the Aggregate Principal Receivables, (b) the Excess Funding Amount (exclusive of any investment earnings on such amount) and (c) the amount on deposit in the Principal Collection Subaccount (exclusive of any investment earnings on such amount), in each case as of such time.

        "Aggregate Principal Receivables" means, as of any date of
         -------------------------------
     determination, the aggregate amount of Principal Receivables (excluding any Discount Option Receivables) as of the end of the prior day.

        "Allocation Percentage" is defined, for any Series, with respect to
         ---------------------
     Principal Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts, in the related Indenture Supplement.

        "Annual Account Additions" means on any date of determination, the
         ------------------------
     number of Accounts the Receivables of which have been added to the Receivables Trust pursuant to Sections 2.6(a), (b) and (e) of the Transfer
                                   ---------------  ---     ---
     and Servicing Agreement or the corresponding sections of the Pooling and Servicing Agreement, from and including the first day of the eleventh Monthly Period preceding such date of determination.

        "Annual Quotient" is defined in Section 2.6(c)(ii)(1) of the Transfer
         ---------------                ---------------------
     and Servicing Agreement.

        "Applicants" is defined in Section 2.9 of the Indenture.
         ----------                -----------

        "Assignment Agreement" is defined in Section 2.6(b)(iii) of the Transfer
         --------------------                -------------------
     and Servicing Agreement.

        "Authorized Newspapers" means each newspaper of general circulation in
         ---------------------
     New York, New York, or in any other place specified by Seller, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

        "Authorized Officer" means:
         ------------------

               (a) with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers (containing the specimen signatures of such officers) delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter);

               (b) with respect to the Seller, any officer of the Seller who is authorized to act for the Seller in matters relating to the Seller and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Seller to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter); and

               (c) with respect to the Servicer, any officer of the Servicer who is authorized to act for the Servicer in matters relating to the Servicer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

        "Base Amount" means, at any date of determination, with reference to
         -----------
     Annual Account Additions or Quarterly Account Additions, the number of Accounts included in the Receivables Trust on the first day of the relevant measurement period before giving effect to any Accounts added to the Receivables Trust on such first day.

        "Base Rate" is defined, with respect to any Series, in the related
         ---------
     Indenture Supplement.

        "Bearer Note" is defined in Section 2.1 of the Indenture.
         -----------                -----------

        "Book-Entry Notes" means beneficial interests in the Notes, ownership
         ----------------
     and transfers of which shall be made through book entries by a Clearing Agency or Foreign Clearing Agency as described in Section 2.13 of the
                                                       ------------
     Indenture.

        "Business Day" means each day which is neither a Saturday, a Sunday nor
         ------------
     any other day on which banking institutions in New York, New York, Portland, Oregon or Chicago, Illinois (or, with respect to any Series, any additional city specified in the related Indenture Supplement) are authorized or obligated by law or required by executive order to be closed.

        "Cardholder Agreement" means the agreement (and the related application)
         --------------------
     for a MasterCard or VISA credit card account between any Obligor and FCNB, as the same may be amended, modified or otherwise changed from time to time, or in the case of any Additional Account not originated by FCNB, the agreement (and the related application) for a MasterCard or VISA credit card account between the related Obligor and the originator of such Account, as the same may be amended, modified or otherwise changed from time to time.

        "Cardholder Fees" means, with respect to any Account, any fees specified
         ---------------
     in the Cardholder Agreement applicable to such Account, including annual fees, over limit charges, cash advance fees, late charges, returned check fees, and reinstatement charges.

        "Cardholder Guidelines" means FCNB's policies and procedures relating to
         ---------------------
     the operation of its credit card business, including the FCNB Credit Policy and Operations Manual or such other of its policies and procedures for determining the creditworthiness of credit card customers, the extension of credit to customers, the terms on which repayments are required to be made, and relating to the maintenance of credit card accounts and collection of credit card account receivables, as said manual and such policies and procedures, as applicable, may be amended from time to time.

        "Cash Advance Fees" means, with respect to any Account, any fees
         -----------------
     specified in the Cardholder Agreement applicable to such Account as cash advance fees or any similar term.

        "Class" means, with respect to any Series, any one of the classes of
         -----
     Notes of that Series.

        "Clearing Agency" means an organization registered as a "clearing
         ---------------
     agency" pursuant to Section 17A of the Securities Exchange Act of 1934.

        "Clearing Agency Participant" means a broker, dealer, bank, other
         ---------------------------
     financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

        "Clearstream" means Clearstream Banking, societe anonyme, a professional
         -----------
     depository incorporated under the laws of Luxembourg, and its successors.

        "Closing Date" means, with respect to any Series, the closing date
         ------------
     specified in the related Indenture Supplement.

        "Code" means the Internal Revenue Code of 1986, as amended.
         ----

        "Collateral" is defined in the Granting Clause of the Indenture.
         ----------

        "Collateral Amount" is defined, with respect to any Series, in the
         -----------------
     related Indenture Supplement.

        "Collateral Certificate" means the certificate, representing an
         ----------------------
     undivided interest in the assets held in the First Consumers Master Trust, issued pursuant to the Pooling and Servicing Agreement and the Collateral Series Supplement, dated as of March 1, 2001, to the Pooling and Servicing Agreement.

        "Collection Account" is defined in Section 8.3(a) of the Indenture.
         ------------------                --------------

        "Collections" means all payments (including Insurance Proceeds and
         -----------
     Recoveries) received by the Servicer or by Seller in respect of the Collateral Certificate and the Receivables, in the form of cash, checks, wire transfers, ATM transfers, net proceeds of redemption of certificates of deposit or liquidation of bank accounts or other form of payment in accordance with the Cardholder Agreement in effect from time to time on any Receivable. A Collection processed in respect of an Account (other than a Defaulted Account) in excess of the aggregate amount of Receivables in such Account as of the Date of Processing of such Collection shall be deemed to be a payment in respect of Principal Receivables to the extent of such excess. Collections with respect to any Monthly Period shall also include the amount of Interchange (if any) allocable to any Series of Notes pursuant to any Indenture Supplement with respect to such Monthly Period (to the extent received by the Issuer and deposited into the Collection Account, on the Transfer Date following such Monthly Period), to be applied as if such Collections were Finance Charge Receivables for all purposes.

        "Commission" means the Securities and Exchange Commission.
         ----------

        "Corporate Trust Office" means
         ----------------------

               (a) for the Indenture Trustee, the principal office at which at any particular time its corporate trust business shall be administered, which office at date of the execution of the Indenture is located at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, Attention:
        Structured Finance Services, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Seller, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Seller);

               (b) for the Owner Trustee, the principal office at which at any particular time its corporate trust business shall be administered, which office at date of the execution of the Indenture is located at Four Albany Street, 10/th/ Floor, New York, New York 10006, Attn:
        Corporate Trust and Agency Services.


        "Coupon" is defined in Section 2.1 of the Indenture.
         ------                -----------

        "Credit Adjustment" is defined in Section 8.4(e) of the Indenture.
         -----------------                --------------

        "Credit Insurance" means life, accident, health, disability, involuntary
         ----------------
     unemployment or other insurance of an Obligor to Seller to insure payment of any amount owing by such Obligor under an Account and which proceeds of such insurance are payable to Seller upon such Obligor's death, disability or involuntary unemployment.

        "Date of Processing" means, with respect to any transaction, the date on
         ------------------
     which such transaction is first recorded on the Servicer's computer master file of accounts (without regard to the effective date of such recordation).

        "Debtor Relief Laws" means the Bankruptcy Code of the United States of
         ------------------
     America and all other applicable liquidation, conservatorship, bankruptcy, fraudulent conveyance, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors (including creditors of national banking associations) generally.

        "Default" means any occurrence that is, or with notice or the lapse of
         -------
     time or both would become, an Event of Default.

        "Default Amount" means, with respect to any Monthly Period, the result
         --------------
     of multiplying (i) the excess, if any, of (A) the aggregate amount of Receivables in Defaulted Accounts charged off during such Monthly Period over (B) Recoveries collected during such Monthly Period, times (ii) 1.00 minus the percentage (expressed as a decimal) of Receivables (other than Receivables in Defaulted Accounts) constituting Finance Charge Receivables determined in accordance with Section 1.3 of the Transfer and Servicing Agreement or Section 1.3 of the Pooling and Servicing Agreement.

        "Defaulted Account" means each Account with respect to which, in
         -----------------
     accordance with the Cardholder Guidelines or the Servicer's customary and usual servicing procedures for servicing credit card receivables comparable to the Receivables, the Servicer has charged off the Receivables in such Account as uncollectible; an Account shall become a Defaulted Account on the day on which such Receivables are recorded as charged off on the Servicer's computer master file of accounts (regardless of whether such Receivables are charged off before or after the Initial FCMT Cut-Off Date or Addition Date of such Account, as the case may be).

        "Definitive Notes" means Notes in definitive, fully registered form.
         ----------------

        "Demand Note" is defined in Section 2.9 of the Transfer and Servicing
         -----------                -----------
     Agreement.

        "Deposit Date" means each day on which the Servicer deposits Collections
         ------------
     in the Collection Account.

        "Deposit Obligation" means the obligation of the Seller to make any
         ------------------
     deposit to the Excess Funding Account or the Collection Account pursuant to
     Section 2.4(d) of the Transfer and Servicing Agreement or Section 8.4(g) of
     ---------                                                 --------------
     the Indenture.

        "Determination Date" means the seventh calendar day prior to each
         ------------------
     Transfer Date.

        "Discount Option Date" means each date on which a Discount Percentage
         --------------------
     designated by the Seller pursuant to Section 2.8 of the Transfer and
                                          -----------
     Servicing Agreement takes effect.

        "Discount Option Receivable Collections" means on any Date of Processing
         --------------------------------------
     occurring in any Monthly Period succeeding the Monthly Period in which the Discount Option Date occurs, the product of (a) a fraction (i) the numerator of which is the Discount Option Receivables and (ii) the denominator of which is the sum of the Principal Receivables and the Discount Option Receivables in each case (for both the numerator and the denominator) at the end of the prior Date of Processing and (b) Collections of Original Principal Receivables on such Date of Processing.

        "Discount Option Receivables" is defined in Section 2.8 of the Transfer
         ---------------------------                -----------
     and Servicing Agreement. The aggregate amount of Discount Option Receivables outstanding on any Date of Processing occurring on or after the Discount Option Date shall equal the result of (a) the aggregate Discount Option Receivables at the end of the prior Date of Processing (which amount, prior to the Discount Option Date, shall be zero) plus (b) any new Discount Option Receivables created on such Date of Processing minus (c) any Discount Option Receivables Collections received on such Date of Processing. Discount Option Receivables created on any Date of Processing mean the product of the amount of any Original Principal Receivables created on such Date of Processing and the Discount Percentage.

        "Discount Percentage" is defined in Section 2.8 of the Transfer and
         -------------------                -----------
     Servicing Agreement.

        "Distribution Date" means, unless otherwise specified in the Indenture
         -----------------
     Supplement for a Series, the fifteenth day of each month or, if such fifteenth day is not a Business Day, the next succeeding Business Day.

        "Dollars," "$" or "U.S. $" means United States dollars.
         -------    -      ------

        "DTC" means The Depository Trust Company.
         ---

        "Eligible Account" means, (a) with respect to "Accounts" designated
         ----------------
     pursuant to (and as defined in) the Pooling and Servicing Agreement prior to the FCMT Termination Date, Accounts which are "Eligible Accounts" under (and as defined in) the Pooling and Servicing Agreement and (b) as of the relevant Notice Date in respect of Additional Accounts added pursuant to
     Section 2.6 (a) or (b) of the Transfer and Servicing Agreement or the fifth
     ---------------    ---
     Business Day prior to the relevant Addition Date in respect of Additional Accounts added pursuant to Section 2.6(e) of the Transfer and Servicing
                                --------------
     Agreement), each Account:

             (a) which is payable in United States dollars;

             (b) which is serviced in any credit service center of Seller which is located in the United States;

             (c) the Obligor on which has provided, as its initial billing address, an address which is located in the United States or its territories or possessions;

             (d) which the Seller has not finally determined to be counterfeit or fraudulent;

             (e) which the Seller has not charged off in its customary and usual manner for charging off such Accounts as of the relevant Notice Date or Addition Date;

             (f) which was originated by FCNB in the ordinary course of business, unless the Rating Agency Condition has otherwise been satisfied with respect to such Account;

             (g) which has not been sold or pledged to any other party;

             (h) which does not have receivables which have been sold or pledged to any party; and

             (i) is a "VISA" or "MasterCard" revolving credit card account.

        "Eligible Institution" means any depository institution (which may be
         --------------------
     the Owner Trustee or the Indenture Trustee) organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), which depository institution at all times (a) has FDIC deposit insurance and (b) has (i) a long-term unsecured debt rating acceptable to the Rating Agencies, which in the case of Standard and Poor's shall be a rating of AAA or (ii) a certificate of deposit rating acceptable to the Rating Agencies, which in the case of Standard and Poor's shall be a rating of A-1+. Notwithstanding the previous sentence, any institution the appointment of which satisfies the Rating Agency Condition shall be considered an Eligible Institution. If so qualified, the Servicer may be considered an Eligible Institution for the purposes of this definition.

        "Eligible Receivable" means each Receivable:
         -------------------

             (a) which has arisen under an Eligible Account;

             (b) which was created in compliance, in all material respects, with all Requirements of Law applicable to FCNB or the originator of the related Account pursuant to a Cardholder Agreement which complies, in all material respects, with all Requirements of Law applicable to FCNB or the originator of the related Account;

             (c) with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by FCNB or the originator of the related Account in connection with the creation of such Receivable or the execution, delivery and performance by FCNB or the originator of the related Account, as applicable, of the Cardholder Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect as of such date of creation;

             (d) as to which, immediately prior to the transfer of same to the Receivables Trust by FCNB, FCNB had good title thereto free and clear of all Liens arising under or through FCNB or its Affiliates (other than Liens permitted pursuant to Section 2.5(b) of the Transfer and Servicing
                                    --------------
        Agreement);

             (e) which is the legal, valid and binding payment obligation of the Obligor thereon, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

             (f) which constitutes an "account" or a "general intangible" under and as defined in Article 9 of the UCC as then in effect in the State of Illinois;

             (g) which, at the time of transfer to the Receivables Trust, has not been waived or modified except for a Receivable which has been waived or modified as permitted in accordance with the Cardholder Guidelines and which waiver or modification is reflected in FCNB's computer files of revolving credit card accounts;

             (h) which, at the time of transfer to the Receivables Trust, is not (to the knowledge of Seller) subject to any right of rescission, set-off, counterclaim or any other defense (including defenses arising out of violations or usury laws) of the Obligor, which requires that such Receivable be charged off in accordance with the Cardholder Guidelines, other than defenses arising out of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general;

             (i) as to which, at the time of transfer to the Receivables Trust, FCNB has satisfied all its obligations required to be satisfied by such time;

             (j) which has been the subject of either a valid transfer and assignment from the Seller to the Issuer of the Seller's right, title and interest therein (including any proceeds thereof), or the grant by the Seller to the Issuer of a valid first priority perfected security interest therein (and the proceeds thereof); and

             (k) as to which at the time of transfer to the Issuer, the Seller has not taken any action, or omitted to take any action, that would impair the rights of the Issuer or the Noteholders.

        "Eligible Servicer" means the Indenture Trustee or, if the Indenture
         -----------------
     Trustee is not acting as Servicer, an entity which, at the time of its appointment as Servicer, (a) is servicing a portfolio of revolving credit card accounts, (b) is legally qualified and has the capacity to service the Accounts, (c) has demonstrated the ability to service professionally and competently a portfolio of similar accounts in accordance with high standards of skill and care, (d) is qualified to use the software that is then being used to service the Accounts or obtains the right to use or has its own software which is adequate to perform its duties under this Agreement and (e) has a net worth of at least $50,000,000 as of the end of its most recent fiscal quarter.

        "Enhancement" means, with respect to any Series, the cash collateral
         -----------
     account, letter of credit, surety bond, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap or any other contract, arrangement or agreement for the benefit of the Noteholders of such Series (or Noteholders of a Class within such Series), as designated in the applicable Indenture Supplement.

        "Enhancement Agreement" means any agreement, instrument or document
         ---------------------
     governing the terms of any Series Enhancement or pursuant to which any Series Enhancement is issued or outstanding.

        "Enhancement Provider" means, with respect to any Series, the Person, if
         --------------------
     any, designated as such in the related Indenture Supplement.

        "Euroclear Operator" means Euroclear Bank S.A./N.V.
         ------------------

        "Event of Default" is defined in Section 5.2 of the Indenture.
         ----------------                -----------

          "Excess Allocation Series" means a Series that, pursuant to the
           ------------------------
     Indenture Supplement therefor, is entitled to receive certain excess Collections of Finance Charge Receivables, as more specifically set forth in such Indenture Supplement. If so specified in the Indenture Supplement for a Group of Series, such Series may be Excess Allocation Series only for the Series in such Group.

          "Excess Finance Charge Collections" is defined in Section 8.6 of the
           ---------------------------------                -----------
     Indenture.

          "Excess Funding Account" is defined in Section 8.3 of the Indenture.
           ----------------------                -----------

          "Excess Funding Amount" means the amount on deposit in the Excess
           ---------------------
     Funding Account.

          "Exchange Act" means the Securities Exchange Act of 1934.
           ------------

          "Expenses" is defined in Section 7.2 of the Trust Agreement.
           --------                -----------

          "FCMT Termination Date" means the date on which the First Consumers
           ---------------------
     Master Trust is terminated and all of the Receivables held by First Consumers Master Trust are transferred to the Issuer.

          "FCMT Trustee" means the trustee under the Pooling and Servicing
           ------------
     Agreement.

          "FCNB" means First Consumers National Bank, a national banking
           ----
     association.

          "FDIC" means the Federal Deposit Insurance Corporation.
           ----

          "Finance Charge Collections" means, for any period, the amount of
           --------------------------
     Collections allocated to Finance Charge Receivables during such period in accordance with Section 1.3 of the Transfer and Servicing Agreement plus
                     -----------
     Discount Option Receivables Collections for such period. Payments on account of Net Recoveries shall also be treated as Finance Charge Collections.

          "Finance Charge Receivables" means, with respect to any Monthly
           --------------------------
     Period, (a) all amounts billed to Obligors on any Account during such Monthly Period in respect of Finance Charges, Cash Advance Fees and Cardholder Fees, and (b) the amount of Interchange (if any) allocable to any Series of Notes pursuant to any Indenture Supplement with respect to such Monthly Period.

          "Finance Charge Shortfalls" is defined in Section 8.6 of the
           -------------------------                -----------
     Indenture.

          "Finance Charge Subaccount" means the finance charge subaccount of the
           -------------------------
     Collections Account.

          "Finance Charges" means, as of any day, the amount of interest as
           ---------------
     determined by the periodic finance charge rate assessed on the Cycle Billing Date on or next preceding such day pursuant to the Cardholder Agreements.

          "First Consumers Master Trust" means the trust formed by the Pooling
           ----------------------------
     and Servicing Agreement.

          "Fitch" means Fitch, Inc.
           -----

          "Foreign Clearing Agency" means Clearstream and the Euroclear
           -----------------------
     Operator.

          "GAAP" means generally accepted accounting principles in the United
           ----
     States of America in effect from time to time.

          "Global Note" is defined in Section 2.16 of the Indenture.
           -----------                ------------

          "Governmental Authority" means the United States of America, any state
           ----------------------
     or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Grant" means to mortgage, pledge, bargain, warrant, alienate, remise,
           -----
     release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including if available the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

          "Group" means, with respect to any Series, the group of Series, if
           -----
     any, in which the related Indenture Supplement specifies such Series is to be included.

          "Indemnified Parties" is defined in Section 7.2 of the Trust
           -------------------                -----------
     Agreement.

          "Indenture" means the Master Indenture, dated as of March 1, 2001,
           ---------
     between the Issuer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

          "Indenture Supplement" means, with respect to any Series, a supplement
           --------------------
     to this Indenture, executed and delivered in connection with the original issuance of the Notes of such Series pursuant to Section 2.12 of the
                                                      ------------
     Indenture, and an amendment to this Indenture executed pursuant to Sections
                                                                        --------
     10.1 or 10.2 of the Indenture, and, in either case, including all
     ----    ----
     amendments thereof and supplements thereto.

          "Indenture Trustee" means The Bank of New York, in its capacity as
           -----------------
     trustee under this Indenture, its successors in interest and any successor indenture trustee under this Indenture.

          "Independent" means, when used with respect to any specified Person,
           -----------
     that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          "Independent Certificate" means a certificate or opinion to be
           -----------------------
     delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.1
                                                                  ------------
     of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

          "Indirect Participant" means other Persons such as securities brokers
           --------------------
     and dealers, banks and trust companies that clear or maintain a custodial relationship with a participant of DTC, either directly or indirectly.

          "Ineligible Receivables" is defined in Section 2.4(d) of the Transfer
           ----------------------                --------------
     and Servicing Agreement.

          "Initial Closing Date" means March 6, 2001.
           --------------------

          "Initial Collateral Amount" with respect to any Series, shall have the
           -------------------------
     meaning specified in the related Indenture Supplement.

          "Initial FCMT Cut-Off Date" means September 22, 1992.
           -------------------------

          "Insolvency Event" is defined in Section 6.1 of the Transfer and
           ----------------                -----------
     Servicing Agreement.

          "Insurance Proceeds" means any amounts received pursuant to the
           ------------------
     payment of benefits under any credit life insurance policies, credit disability or unemployment insurance policies covering any Obligor with respect to Receivables under such Obligor's Account.

          "Interchange" means interchange fees paid or payable to the Seller, in
           -----------
     its capacity as credit card issuer, through MasterCard International Incorporated and/or VISA USA, Inc. in connection with cardholder charges for goods and services.

          "Investment Company Act" means the Investment Company Act of 1940.
           ----------------------

          "Investor Monthly Servicing Fee" is defined in Section 3.2 of the
           ------------------------------                -----------
     Transfer and Servicing Agreement.

          "Issuer" means the First Consumers Credit Card Master Note Trust,
           ------
     which is established by the Trust Agreement.

          "Issuer Order" and "Issuer Request" means a written order or request
           ------------       --------------
     signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

          "Lien" means any mortgage, deed of trust, pledge, hypothecation,
           ----
     assignment, deposit arrangement, encumbrance, lien (statutory or other), equity interest, participation interest, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment
                                    --------  -------
     pursuant to the Indenture shall not be deemed to constitute a Lien.

          "Minimum Aggregate Principal Balance" means, on any date of
           -----------------------------------
     determination, the greater of (a) the sum of the Aggregate Collateral Amount, plus the Minimum Seller Amount, in each case as of such date and
     (b) the sum of the numerators used to determine the Allocation Percentages for Principal Collections of all Series outstanding on such date.

          "Minimum Average Seller Percentage" means the weighted average (by
           ---------------------------------
     Adjusted Collateral Amount) Minimum Seller Percentages for all Series then outstanding.

          "Minimum Seller Amount" means, on any Determination Date, the
           ---------------------
     Aggregate Collateral Amount at the end of the day prior to such Determination Date, times the Minimum Average Seller Percentage; provided
                                                                      --------
     that if such percentage is zero, the Minimum Seller Amount shall be zero.
     ----
     FCNB may reduce the Minimum Seller Amount by written notice to the Indenture Trustee, provided that (a) the Rating Agency Condition is satisfied with respect to such reduction and (b) FCNB delivers to the Indenture Trustee an Opinion of Counsel to the effect that such reduction will not have a material adverse effect on the Federal income tax characterization of any outstanding Series.

          "Minimum Seller Percentage" is defined, for any Series, in the related
           -------------------------
     Indenture Supplement.

          "Monthly Period" means the period from and including the first day of
           --------------
     the calendar month preceding a related Determination Date to and including the last day of such calendar month.

          "Monthly Seller Servicing Fee" is defined in Section 3.2 of the
           ----------------------------                -----------
     Transfer and Servicing Agreement.

          "Monthly Servicing Fee" is defined in Section 3.2 of the Transfer and
           ---------------------                -----------
     Servicing Agreement.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Net Recoveries" means, with respect to any Monthly Period, the
           --------------
     excess, if any, of Recoveries collected during such Monthly Period over the aggregate amount of Principal Receivables in Defaulted Accounts charged off during such Monthly Period.

          "New Issuance" is defined in Section 2.12(a) of the Indenture.
           ------------                ---------------

          "Note Interest Rate" means, as of any particular date of determination
           ------------------
     and with respect to any Series or Class, the interest rate as of such date specified therefor in the related Indenture Supplement.

          "Note Owner" means, with respect to a Book-Entry Note, the Person who
           ----------
     is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing

     Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in accordance with the rules of such Clearing Agency).

          "Note Principal Balance" means, as of any particular date of
           ----------------------
     determination and with respect to any Series or Class, the amount specified in the related Indenture Supplement.

          "Note Register" is defined in Section 2.5 of the Indenture.
           -------------                -----------

          "Noteholder" or "Holder" means the Person in whose name a Note is
           ----------      ------
     registered on the Note Register and, if applicable, the holder of any Global Note, or Coupon, as the case may be, or such other Person deemed to be a "Noteholder" or "Holder" in any related Indenture Supplement.

          "Notes" means all Series of Notes issued by the Issuer pursuant to
           -----
     this Indenture and the applicable Indenture Supplements.

          "Notice Date" is defined in Section 2.6(c) of the Transfer and
           -----------                --------------
     Servicing Agreement.

          "Notices" is defined in Section 9.4(a) of the Transfer and Servicing
           -------                --------------
     Agreement.

          "Obligor" means, with respect to any Account, the Person or Persons
           -------
     obligated to make payments with respect to such Account, including any guarantor thereof.

          "Officer's Certificate" means a certificate signed by any officer of
           ---------------------
     Seller or the Servicer and delivered to the Indenture Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be
           ------------------
     counsel for Seller or the Servicer and who shall be reasonably acceptable to the Indenture Trustee, provided that a Tax Opinion shall be an opinion
                               --------
     of Rooks, Pitts and Poust or other nationally recognized tax counsel.

          "Original Principal Receivables" means Principal Receivables
           ------------------------------
     determined without giving effect to any reduction thereof attributable to Discount Option Receivables.

          "Outstanding" means, as of the date of determination, all Notes
           -----------
     theretofore authenticated and delivered under this Indenture except:

               (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

               (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of
           --------  -------
          such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made); and

               (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a protected purchaser;

     provided that in determining whether the Holders of Notes representing the
     --------
     requisite Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Trustee Officer of the Indenture Trustee actually knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons. In making any such determination, the Indenture Trustee may conclusively rely on the representations of the pledgee and shall not be required to undertake any independent investigation.

          "Outstanding Amount" means the aggregate principal amount of all Notes
           ------------------
     Outstanding at the date of determination.

          "Owner Trustee" means Bankers Trust Company, in its capacity as owner
           -------------
     trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

          "Paired Series" means (i) each Series which has been paired with
           -------------
     another Series (which Series may be prefunded or partially prefunded), such that the reduction of the Collateral Amount or Adjusted Collateral Amount of such Series results in the increase of the Collateral Amount of such other Series, as described in the related Indenture Supplements, and (ii) such other Series.

          "Pay Out Event" means, with respect to any Series, a Series Pay Out
           -------------
     Event relating to that Series or a Trust Pay Out Event.

          "Paying Agent" means any paying agent appointed pursuant to Section
           ------------                                               -------
     2.8 of the Indenture and shall initially be the Indenture Trustee; provided
     ---                                                                --------
     that if the Indenture Supplement for a Series so provides, a separate or additional Paying Agent may be appointed with respect to such Series.

          "Permitted Assignee" means any Person who, if it were to purchase
           ------------------
     Receivables (or interests therein) in connection with a sale thereof pursuant to Sections 5.5(a) and 5.16 of the Indenture, would not cause the
                 ---------------     ----
     Issuer to be taxable as a publicly traded partnership for federal income tax purposes.

          "Permitted Investments" means (a) negotiable instruments or securities
           ---------------------
     represented by instruments in bearer or registered form which evidence (i) obligations of or guaranteed by the United States of America, (ii) time deposits in, certificates of deposit of, or bankers' acceptances issued by, any depositary institution or trust company (other than Seller or an Affiliate of Seller) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depositary institution authorities, provided,
                                                                     --------
     however, that at the time of the Trust's investment or contractual
     -------
     commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from Moody's and Standard & Poor's of P-1 and A-1+, respectively, in the case of the certificates of deposit or short-term deposits, or a rating from Moody's of Aaa and from Standard & Poor's of AAA in the case of the long-term unsecured debt obligations, or such time deposits are fully insured by the FDIC, (iii) certificates of deposit (other than those of Seller or an Affiliate of Seller) having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from Moody's and Standard & Poor's of P-1 and A-1+, respectively, and (iv) investments in money market funds rated in the highest investment category or otherwise approved in writing by Moody's and Standard & Poor's, which in the case of Standard & Poor's is AAAmg; (b) demand deposits in the name of the Issuer or the Indenture Trustee in any depositary institution or trust company referred to in (a) (ii) above; and (c) securities not represented by an instrument, which are registered in the name of the Indenture Trustee upon books maintained for that purpose by or on behalf of the issuer thereof and identified on books maintained for that purpose by the Indenture Trustee as held for the benefit of the Issuer or the Noteholders, and consisting of shares of an open end diversified investment company which is registered under the Investment Company Act of 1940, as amended, and which (i)
     invests its assets exclusively in obligations of or guaranteed by the United States of America or any instrumentality or agency thereof having in each instance a final maturity date of less than one year from their date of purchase or other Permitted Investments, (ii) seeks to maintain a constant net asset value per share and (iii) has aggregate net assets of not less than $100,000,000 on the date of purchase of such shares, and which satisfies the Rating Agency Condition; provided, however, that only
                                                  --------  -------
     those investments described above which are permitted to be made by a national banking association shall be deemed to be "Permitted Investments" hereunder.

          "Person" means any legal person, including any individual,
           ------
     corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

          "Pooling and Servicing Agreement" means the Amended and Restated
           -------------------------------
     Pooling and Servicing Agreement, dated as of February 1, 1999 and heretofore amended, among FCNB and The Bank of New York (as successor-in-interest to the corporate trust administration of Harris Trust and Savings
     Bank), as trustee.

          "Portfolio Yield" is defined, with respect to any Series, in the
           ---------------
     related Indenture Supplement.

          "Principal Collections" means all Collections that are not Finance
           ---------------------
     Charge Collections.

          "Principal Collections Subaccount" means the principal collections
           --------------------------------
     subaccount of the Collections Account.

          "Principal Receivable" means each Receivable other than Finance Charge
           --------------------
     Receivables and Receivables in Defaulted Accounts. A Principal Receivable shall be deemed to have been created at the end of the day on the Date of Processing of such Receivable. In calculating the aggregate amount of Principal Receivables on any day, the amount of Principal Receivables shall be reduced by the aggregate amount of credit balances in the Accounts on such day. Any Principal Receivables which Seller is unable to transfer as provided in Section 2.5(c) of the Transfer and Servicing Agreement shall
                 --------------
     not be included in calculating the aggregate amount of Principal
     Receivables.

          "Principal Sharing Series" means a Series that, pursuant to the
           ------------------------
     Indenture Supplement therefor, is entitled to receive Shared Principal Collections.

          "Principal Shortfalls" is defined in Section 8.5 of the Indenture.
           --------------------                -----------

          "Principal Terms" means, with respect to any Series, (a) the name or
           ---------------
     designation; (b) the initial principal amount (or method for calculating such amount), the Collateral Amount and the Seller Amount; (c) the Note Interest Rate for each Class of Notes of such Series (or method for the determination thereof); (d) the payment date or dates and the date or dates from which interest shall accrue; (e) the method for allocating Collections to Noteholders; (f) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts; (g) the Servicing Fee;
     (h) the terms of any form of Series Enhancements with respect thereto; (i) the terms on which the Notes of such Series may be exchanged for Notes of another Series, repurchased by the Seller or remarketed to other investors;
     (j) the Series Termination Date; (k) the number of Classes of Notes of such Series and, if more than one Class, the rights and priorities of each such Class; (l) the extent to which the Notes of such Series will be issuable in temporary or permanent global form (and, in such case, the depositary for such global note or notes, the terms and conditions, if any, upon which such global note or notes may be exchanged, in whole or in part, for Definitive Notes, and the manner in which any interest payable on a temporary or global note will be paid); (m) whether the Notes of such Series may be issued in bearer form and any limitations imposed thereon;
     (n) the priority of such Series with respect to any other Series; (o) whether such Series will be part of a Group; (p) whether such Series will be a Principal Sharing Series and whether such Series is entitled to share Shared Seller Principal Collections; (q) whether such Series will be an Excess Allocation Series; (r) the Distribution Date; (s) the legal final maturity date on which the rights of the Noteholders of such Series to receive payments from the Issuer will terminate, which shall not be later than the Scheduled Trust Termination Date; (t) whether Interchange will be included in the funds available to be paid for such Series; and (u) whether such Series will or may be a Paired Series and the Series, with which it will be paired, if applicable.

          "Proceeding" means any suit in equity, action at law or other judicial
           ----------
     or administrative proceeding.

          "Qualified Account" means either (a) a non-interest bearing segregated
           -----------------
     account with an Eligible Institution, or (b) a non-interest bearing segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic credit rating categories that signifies investment grade.

          "Quarterly Account Additions" means on any Determination Date, the
           ---------------------------
     number of Accounts the Receivables of which have been added to the Receivables

Trust pursuant to Sections 2.6(a), (b) and (e) of the Transfer and Servicing
                  ---------------  ---     ---
Agreement during the current calendar quarter.

        "Quarterly Quotient" is defined in Section 2.6(c)(ii)(2) of the Transfer
         ------------------                ---------------------
and Servicing Agreement.

        "Rating Agency" means, with respect to any outstanding Series or Class,
         -------------
each rating agency, as specified in the applicable Indenture Supplement, selected by the Seller to rate the Notes of such Series or Class.

        "Rating Agency Condition" means, with respect to any action or series of
         -----------------------
related actions or proposed transaction or series of related proposed transactions, that each Rating Agency shall have notified Seller and the Indenture Trustee in writing that such action or series of related actions or the consummation of such proposed transaction or series of related transactions will not result in a reduction or withdrawal of the rating of any outstanding Series or Class with respect to which it is a Rating Agency.

        "Reassignment Agreement" is defined in Section 2.7(b)(ii) of the
         ----------------------                ------------------
Transfer and Servicing Agreement.

        "Receivable" means any amount owing by an Obligor under an Account
         ----------
(including amounts in Defaulted Accounts) from time to time, including amounts owing for the purchase of goods and services, Finance Charges, Cash Advance Fees, Cardholder Fees, Special Fees and premiums for Credit Insurance, if any.

        "Receivables Trust" means (a) prior to the FCMT Termination Date, First
         -----------------
Consumers Master Trust and (b) on and after the FCMT Termination Date, the
Issuer.

        "Record Date" means, with respect to any Distribution Date, the last
         -----------
Business Day of the calendar month immediately preceding such Distribution Date unless otherwise specified for a Series in the related Indenture Supplement.

        "Recoveries" means, with respect to any Monthly Period, all amounts
         ----------
received, including Insurance Proceeds and net proceeds from the liquidation of certificates of deposit or bank accounts, by the Servicer with respect to Receivables which have previously been charged off as uncollectible, after deducting, in the case of each such amount received, a percentage of such amount which in the good faith judgment of the Servicer represents the amount of out-of-pocket costs incurred by the Servicer during the preceding fiscal year (or other, more recent period deemed appropriate by the Servicer) as a percentage of collections during such period in respect of charged off receivables in all credit card accounts (including the Accounts) serviced by the Servicer.

        "Redemption Date" means, with respect to any Series, the date or dates
         ---------------
specified in the related Indenture Supplement.

        "Registered Notes" is defined in Section 2.1 of the Indenture.
         ----------------                -----------

        "Removal Date" is defined in Section 2.7 of the Transfer and Servicing
         ------------                -----------
Agreement.

        "Removal Notice Date" means the fifth Business Day prior to a Removal
         -------------------
Date.

        "Removed Accounts" is defined in Section 2.7(a) of the Transfer and
         ----------------                --------------
Servicing Agreement.

        "Requirements of Law" for any Person means the certificate of
         -------------------
incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or order or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

        "Responsible Officer" means, as to the Issuer, the Chairman or any Vice
         -------------------
Chairman of the Board of Directors or Trustees of the Administrator; the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees of the Administrator; and the President, any Executive Vice President, Senior Vice President, Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant or Deputy Cashier, the Controller and any Assistant Controller or any other officer of the Administrator customarily performing functions similar to those performed by any of the above-designated officers. The term "Responsible Officer", when used herein with respect to any Person other than the Issuer, means an officer or employee of such Person corresponding to any officer or employee described in the preceding sentence.

        "Scheduled Trust Termination Date" means December 31, 2050.
         --------------------------------

        "Securities Act" means the Securities Act of 1933.
         --------------

        "Seller" means FCNB.
         ------

        "Seller Amount" means, on any Determination Date, the Aggregate
         -------------
Principal Balance at the end of the day immediately prior to such Determination Date, minus the Aggregate Collateral Amount at the end of such day.

        "Seller Certificate Supplement" shall have the meaning specified in
         -----------------------------
Section 3.4 of the Trust Agreement.

        "Seller Interest" means the interest of the Seller or its assigns in the
         ---------------
Issuer and the Receivables, which entitles the Seller or its assigns to receive the various amounts specified in the Transaction Documents to be paid or transferred to the holder(s) of the Seller Interest.

        "Seller Percentage" means, on any date of determination, when used with
         -----------------
respect to Principal Collections, Finance Charge Collections and Receivables in Defaulted Accounts, the percentage equivalent of a fraction equal to 1.0, minus
                                                                          -----
the fraction calculated on such date with respect to such categories of Receivables in accordance with the definition of Aggregate Allocation Percentage; provided, however, that the Seller Percentage shall never be less
            --------  -------
than zero.

        "Series" means any series of Notes, which may include within any such
         ------
Series a Class or Classes of Notes subordinate to another such Class or Classes of Notes.

        "Series Account" means, with respect to any Series, any of the accounts
         --------------
established and designated as such pursuant to the related Indenture Supplement.

        "Series Enhancement" means the rights and benefits provided to the
         ------------------
Issuer or the Noteholders of any Series or Class pursuant to any letter of credit, surety bond, cash collateral account, collateral interest, spread account, reserve account, cash collateral guaranty, insurance policy, tax protection agreement, interest rate swap agreement, interest rate cap agreement, cross support feature or other similar arrangement. The subordination of any Series or Class to another Series or Class shall be deemed to be a Series Enhancement.

        "Series Enhancer" means the Person or Persons providing any Series
         ---------------
Enhancement, other than (except to the extent otherwise provided with respect to any Series in the Indenture Supplement for such Series) any account or deposits therein or the Noteholders of any Series or Class which is subordinated to another Series or Class.

        "Series Pay Out Event" is defined, with respect to any Series, in the
         --------------------
related Indenture Supplement.

        "Series Share" is defined in Section 8.4(h) of the Indenture.
         -------------               --------------

        "Series Termination Date" means, with respect to any Series, the
         -----------------------
termination date for such Series specified in the related Indenture Supplement.

        "Servicer" means initially FCNB, and thereafter any Person appointed as
         --------
successor as herein provided to service the Receivables.

        "Servicer Default" is defined in Section 7.1 of the Transfer and
         ----------------                -----------
Servicing Agreement.

        "Servicing Fee Rate" means, with respect to any Series, the Series
         ------------------
servicing fee percentage specified in the related Indenture Supplement.

        "Servicing Officer" means any employee of the Servicer involved in, or
         -----------------
responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers furnished to the Indenture Trustee by the Servicer, as such list may from time to time be amended.

        "Shared Finance Charge Collections" means, with respect to any
         ---------------------------------
Distribution Date, the aggregate amount for all outstanding Series that the related Indenture Supplements specify are to be treated as "Shared Finance Charge Collections" for such Distribution Date.

        "Shared Principal Collections" is defined in Section 8.5 of the
         ----------------------------                -----------
Indenture.

        "Shortfall Amount" means, on any Determination Date, the amount, if any,
         ----------------
by which the Minimum Seller Amount exceeds the Seller Amount.

        "Special Fees" means Receivables consisting of fees which are not now
         ------------
but may from time to time be assessed on the Accounts.

        "Spiegel" means Spiegel, Inc., a Delaware corporation.
         -------

        "Standard & Poor's" means Standard & Poor's Ratings Services, or its
         -----------------
successor.

        "Successor Servicer" is defined in Section 7.2(a) of the Transfer and
         ------------------                --------------
Servicing Agreement.

        "Supplemental Certificate" is defined in Section 3.4 of the Trust
         ------------------------                -----------
Agreement.

        "Surviving Person" is defined in Section 3.10(a) of the Indenture.
         ----------------                ---------------

        "Tax Opinion" means, with respect to any action, an Opinion of Counsel
         -----------
to the effect that, for federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of the Notes of any outstanding Series or Class that were characterized as debt at the time of their issuance, (b) such action will not cause the Issuer to be deemed to be an association (or publicly traded partnership) taxable as a corporation and (c) such action will not cause or constitute an event in which gain or loss would be recognized by any Noteholder.

        "Termination Notice" is defined in Section 7.1 of the Transfer and
         ------------------                -----------
Servicing Agreement.

        "Transaction Documents" means the Master Indenture, Indenture
         ---------------------
Supplements, Transfer and Servicing Agreement, Trust Agreement, Administration Agreement, and, until the FCMT Termination Date, the Pooling and Servicing Agreement and the Collateral Series Supplement, and any other documents related to this transaction.

        "Transfer Agent and Registrar" is defined in Section 2.5 of the
         ----------------------------                -----------
Indenture.

        "Transfer and Servicing Agreement" means the Transfer and Servicing
         --------------------------------
Agreement, dated as of March 1, 2001, between FCNB and the Issuer.

        "Transfer Date" means the Business Day immediately preceding each
         -------------
Distribution Date or each Distribution Date.

        "Transfer Restriction Event" means any event that prevents the Seller
         --------------------------
from transferring Receivables to the Issuer.

        "Trust" means the First Consumers Credit Card Master Note Trust.
         -----

        "Trust Agreement" means the Trust Agreement relating to the Receivables
         ---------------
Trust, dated as of March 1, 2001, between FCNB and the Owner Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

        "Trust Assets" is defined in Section 2.1 of the Transfer and Servicing
         ------------                -----------
Agreement.

        "Trust Estate" means all right, title and interest of the Issuer in and
         ------------
to the property and rights assigned to the Issuer pursuant to Section 2.5 of the
                                                              -----------
Trust Agreement and Section 2.1 of the Transfer and Servicing Agreement, all
                    -----------
monies, investment property, instruments and other property on deposit from time to time in the Collection Account, the Series Accounts and the Excess Funding Account and all other property of the Issuer from time to time, including any rights of the Owner Trustee and the Issuer pursuant to the Transaction Documents.

        "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939.
         -------------------      ---

        "Trust Pay Out Event" is defined, with respect to each Series, in
         -------------------
Section 5.1 of the Indenture.
-----------

        "Trust Termination Date" is defined in Section 8.1 of the Trust
         ----------------------
Agreement.

        "Trustee Officer" means, with respect to the Indenture Trustee any
         ---------------
officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the applicable Transaction Documents, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

        "UCC" means the Uniform Commercial Code, as in effect in any specified
         ---
jurisdiction.